SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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[_]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SUPERVALU, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY DRAFT 4/12/02

Notice of Annual Meeting of Stockholders
to Be Held Thursday, May 30, 2002

The Annual Meeting of Stockholders of SUPERVALU INC. will be held on Thursday, May 30, 2002, at 10:30 a.m., local time, at Save-A-Lot, Ltd., 100 Corporate Office Drive, Earth City, Missouri 63045 for the following purposes:

1)	to elect three directors;

2)	to vote on an amendment to SUPERVALU’s Restated Certificate of Incorporation increasing the authorized Common Stock of SUPERVALU from 200 million shares to 400 million shares;

3)	to vote on approval of the SUPERVALU INC. 2002 Stock Plan;

4)	to vote on approval of the SUPERVALU INC. Long-Term Incentive Plan;

5)	to ratify the appointment of KPMG LLP as independent auditors; and

6)	to transact such other business as may properly come before the meeting.

Record Date

The Board of Directors has fixed the close of business on April 1, 2002, as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the meeting. Holders of SUPERVALU Common Stock and Preferred Stock are entitled to one vote for each share held of record on the record date.

IMPORTANT: We hope you will be able to attend the meeting in person and you are cordially invited to attend. If you expect to attend the meeting, please check the appropriate box on the proxy card when you return your proxy or follow the instructions on your proxy card to vote and confirm your attendance by telephone or Internet. Please note that the meeting will not be held in Minneapolis, Minnesota this year. The meeting will be held in St. Louis, Missouri, where the principal offices of Save-A-Lot, Ltd. are located. Directions to Save-A-Lot, Ltd. are included on your proxy card. If you need special assistance because of a disability, please contact John P. Breedlove, Corporate Secretary, at P.O. Box 990, Minneapolis, Minnesota 55440, telephone (952) 828-4154.

BY ORDER OF THE BOARD OF DIRECTORS
John P. Breedlove Corporate Secretary

April     , 2002

PROXY STATEMENT

The Board of Directors of SUPERVALU INC. is soliciting proxies for use at the 2002 Annual Meeting of Stockholders and at any adjournment of the meeting. This Proxy Statement will first be mailed to stockholders on or about April     , 2002.

VOTING PROCEDURES

Number of Shares Outstanding

SUPERVALU has two classes of capital stock outstanding, Common and Preferred. The holders of each class are entitled to one vote for each share held, voting together as one class. 133,237,114 shares of Common Stock and 1,341 shares of Preferred Stock are eligible to vote at the meeting.

Vote Required and Method of Counting Votes

The following is an explanation of the vote required for each of the items to be voted on.

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other items.

The three director nominees receiving the highest number of votes cast will be elected.

The affirmative vote of a majority of all shares of our Common Stock and Preferred Stock eligible to vote is required for approval of Item 2.

The affirmative vote of a majority of the shares of Common Stock and Preferred Stock present and entitled to vote at the meeting is required for the approval of Items 3, 4 and 5.

If you submit your proxy but abstain from voting or withhold authority to vote, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on Items 3, 4 and 5. If you abstain from voting on Item 2, 3, 4 or 5, your abstention has the same effect as a vote against those proposals. If you withhold authority to vote for one or more of the directors, this will have no effect on the outcome of the vote.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the New York Stock Exchange, Inc. In this situation, a “broker non-vote” occurs. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but are not considered as entitled to vote on the proposal in question. This effectively reduces the number of shares needed to approve the proposal.

YOUR VOTE IS VERY IMPORTANT

•	Voting by Mail. Whether or not you expect to attend the meeting, please sign, date and mail your proxy card promptly in the enclosed postage-paid envelope.

•
Voting by Telephone and the Internet.    If you wish to vote by telephone or Internet, please follow the instructions on the enclosed proxy card. If you vote by telephone or Internet, you do not need to return the proxy card.

•
Beneficial Stockholders.    If your shares are held in the name of a bank, broker or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Telephone and Internet voting are also available to stockholders owning stock through most major banks and brokers.

•
Voting by Participants in SUPERVALU Benefit Plans.    If you own shares of SUPERVALU Common Stock as a participant in one or more of our employee benefit plans, you will receive a single proxy card that covers both the shares credited to your plan account(s) and shares you own that are registered in the same name. If any of your plan accounts are not in the same name as your shares of record, you will receive separate proxy cards for your record and plan holdings. Proxies submitted by plan participants will serve as voting instructions to the trustee(s) for the plans whether provided by mail, telephone or Internet.

•
Revoking Your Proxy. You may revoke your proxy at any time before your shares are voted by sending a written statement to the Corporate Secretary, or by submitting another proxy with a later date. You may also revoke your proxy by voting in person at the meeting.

It is important that all stockholders vote. If you sign, date and mail your proxy card without indicating how you want to vote, your shares will be voted as recommended by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the only persons or groups known to us as of April 1, 2002, to be the beneficial owner of more than 5% of our Common Stock.

Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership	Percent of Class
Alliance Capital Management L.P. 1345 Avenue of the Americas New York, New York 10105 (1)	12,421,112	9.40%

Barclays Global Investors N.A. 45 Fremont Street San Francisco, CA 94105 (2)	11,247,669	8.43%

(1)
Based on a Schedule 13G dated February 11, 2002, filed by AXA Financial, Inc. on behalf of Alliance Capital Management L.P., AXA, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle and AXA Courtage Assurance Mutuelle. Alliance Capital Management L.P., a subsidiary of AXA Financial, Inc. beneficially owns 12,421,112 shares of our Common Stock, with sole voting power as to 6,375,336 of such shares, shared voting power as to 1,258,242 of such shares and sole dispositive power as to 12,421,112 of such shares. The other companies identified in the filing as beneficial owners of our Common Stock, AXA Rosenberg Investment Management LLC, a subsidiary of AXA, and The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial, Inc., own 101,100 and 900 shares, respectively. AXA Rosenberg has sole voting power as to 26,500 shares and shared dispositive power as to 74,600 shares. The Equitable has sole dispositive power as to 900 shares.

(2)
Based on a Schedule 13G dated February 14, 2002, filed by Barclays Global Investors N.A. on behalf of itself and Barclays Global Fund Advisors, Barclays Global Investors, LTD., Barclays Funds Limited, Barclays Trust and Banking Company (Japan) Ltd., and Barclays Capital Securities, Ltd. reporting sole dispositive power of 11,247,669 shares of our Common Stock and sole voting power of 10,373,003 shares of our Common Stock held in trust accounts for the economic benefit of the beneficiaries of these accounts.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of April 1, 2002, concerning beneficial ownership of our Common Stock by each director, by each of the executive officers named in the Summary Compensation Table on page      and by all of our directors and executive officers as a group. The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power, and shares over which a person has sole or shared dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Options Exercisable Within 60 Days	Percent Of Class
Lawrence A. Del Santo	10,426		20,000	*
Susan Engel	8,200		10,000	*
Edwin C. Gage	45,685		23,466	*
William A. Hodder	26,885		26,885	*
Garnett L. Keith, Jr.	26,807		24,000	*
Richard L. Knowlton	23,114		16,000	*
Charles M. Lillis	20,874		26,000	*
Harriet Perlmutter	22,568		32,000	*
Steven S. Rogers	6,674		11,000	*
Carole F. St. Mark	10,959		29,600	*
Michael W. Wright	439,163	(2)	733,584	*
Jeffrey Noddle	135,320		474,740	*
David L. Boehnen	116,592		221,567	*
Michael L. Jackson	21,434		120,800	*
Pamela K. Knous	52,405		182,000	*
Ronald C. Tortelli	130,121		128,406	*
All directors and executive officers as a group (23 persons)	1,322,163		2,435,387	2.8%

*	Less than 1%
(1)
All persons listed have sole voting and investment power with respect to all of the shares listed except: (i) the following who have shared voting and investment power as follows: Mr. Gage, 8,000 shares; Ms. Perlmutter, 3,000 shares; and Mr. Wright, 43,552 shares; and (ii) the following non-employee directors who have sole voting power, but no investment power, over shares held in the Non-Employee Directors Deferred Stock Plan Trust as follows: Mr. Del Santo, 10,369 shares; Ms. Engel, 8,155 shares; Mr. Gage, 5,720 shares; Mr. Hodder, 20,661 shares; Mr. Keith, 17,763 shares; Mr. Knowlton, 16,246 shares; Mr. Lillis, 18,770 shares; Ms. Perlmutter, 9,118 shares; Mr. Rogers, 3,654 shares; and Ms. St. Mark, 5,720 shares.

(2)	Includes 8,000 shares held in a retirement trust for Mr. Wright.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors held six regular meetings and two special meetings during the last year. Each director attended more than 75% of the meetings of the Board and its committees on which the director served. The Executive Committee of the Board does not have scheduled meetings and did not meet during the year. The Board maintains four other committees: Audit, Finance, Executive Personnel and Compensation, and Director Affairs. Membership on the Audit, Director Affairs, and Executive Personnel and Compensation Committees is limited to non-employee directors.

Audit Committee

The following directors serve on the Audit Committee: Garnett L. Keith, Jr. (Chairman),

Susan E. Engel, Charles M. Lillis, Harriet Perlmutter and Steven S. Rogers. The Audit Committee met three times during the last fiscal year and participated in teleconferences with the Company’s outside auditors prior to earnings releases.

The primary responsibilities of the Audit Committee are to assist the Board of Directors in:

•	Its oversight of our accounting and financial reporting principles and policies, and internal audit controls and procedures;

•	Its oversight of our financial statements and the independent audit thereof;

•	Selecting (or nominating the outside auditors to be proposed for stockholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

•	Evaluating the independence of the outside auditors.

Finance Committee

The following directors serve on the Finance Committee: Charles M. Lillis (Chairman), Susan E. Engel, Garnett L. Keith, Jr., Harriet Perlmutter, Steven S. Rogers, Carole F. St. Mark, Jeffrey Noddle and Michael W. Wright. The Finance Committee met two times during the last fiscal year.

The primary responsibilities of the Finance Committee are to review the financial structure, policies and future financial plans of the Company, and to make recommendations concerning them to the Board. In carrying out these responsibilities, the Finance Committee periodically reviews:

•	Our annual operating and capital budgets as proposed by management, and our performance as compared to the approved budgets;

•	Dividend policy and rates;

•	Investment performance of our employee benefit plans;

•	Our financing arrangements;

•	Our capital structure, including key financial ratios such as debt to equity ratios and coverage of fixed charges; and

•	Proposals for changes in our capitalization, including purchases of treasury stock.

Director Affairs Committee

The following directors serve on the Director Affairs Committee: William A. Hodder (Chairman), Lawrence A. Del Santo, Edwin C. Gage and Richard L. Knowlton. The Director Affairs Committee met three times during the last fiscal year.

The mission of the Director Affairs Committee is to recommend a framework to assist the Board in fulfilling its corporate governance responsibilities. In carrying out its mission, the Director Affairs Committee establishes and regularly reviews the

Board of Directors’ policies and procedures, which provide:

•	Criteria for the size and composition of the Board;

•	Procedures for the conduct of Board meetings, including executive sessions of the Board;

•	Policies on director retirement and resignation;

•	Criteria regarding personal qualifications needed for Board membership; and

In addition, the Director Affairs Committee has responsibility to:

•	Consider and recommend nominations for Board membership and the composition of Board Committees;

•	Evaluate Board practices at SUPERVALU and other well-managed companies and recommend appropriate changes to the Board (see “SUPERVALU Board Practices” below); and

•	Consider governance issues raised by stockholders and recommend appropriate responses to the Board.

•	Appropriate compensation for directors.

Executive Personnel and Compensation Committee

The following directors serve on the Executive Personnel and Compensation Committee: Edwin C. Gage (Chairman), Lawrence A.

Del Santo, William A. Hodder, Richard L. Knowlton and Carole F. St. Mark. The Committee met three times during the last fiscal year and took action one time by written consent. When necessary for purposes of Section 162(m) of the Internal Revenue Code, the Committee acts by subcommittee comprised solely of the members of the Committee who are “outside directors” as defined pursuant to Section 162(m). This subcommittee met two times during the last fiscal year and was comprised of all of the members of the Committee except for Mr. Gage. See “Compensation Committee Interlocks and Insider Participation.”

The primary functions of the Executive Personnel and Compensation Committee are to:

•	Determine the process to evaluate the performance of the Chief Executive Officer;

•	Review and recommend to the Board the compensation of the Chief Executive Officer;

•	Review and recommend to the Board major changes in executive compensation programs, executive stock options and retirement plans for officers;

•	Consider and make recommendations to the Board concerning the annual election of corporate officers and the Company’s succession plan for our Chief Executive Officer.

•	Approve annual salaries and bonuses of corporate officers and other executives at specified levels;

•	Review and approve participants and performance targets under our annual and long-term incentive compensation plans; and

•	Approve stock option grants and awards under our stock option plans, bonus and other incentive plans.

SUPERVALU BOARD PRACTICES

In order to help our stockholders better understand SUPERVALU’s Board practices, we are including the following description of current practices. The Director Affairs Committee periodically reviews these practices.

Evaluation of Board Performance

In order to continue to evaluate and improve the effectiveness of the Board, the Director Affairs Committee evaluates the Board’s performance as a whole once every two years. The evaluation process includes a survey of the individual views of all directors, a summary of which is then shared with the Board.

Size of the Board

Although the size of the Board may vary from time to time, the Board believes the size should preferably be not less than ten or more than fourteen members. The Board believes that the size of the Board should accommodate the objectives of effective discussion and decision-making and adequate staffing of Board committees. The Board also believes that a substantial majority of our Board members should be independent, non-employee directors. It is the Board’s policy that no more than three members of the Board will be employees of SUPERVALU. These management members will include the Chief Executive Officer and up to two additional persons whose duties and responsibilities identify them as key managers of SUPERVALU. The Board currently has twelve members. Two are employees of SUPERVALU: our Chairman of the Board and our Chief Executive Officer and President.

Director Retirement

It is Board policy that non-employee directors retire at the annual meeting following the date they attain the age of seventy-two, and that non-employee directors elected after February 27, 1994 will serve a maximum term of fifteen years. Directors who change the occupation they held when initially elected to the Board are expected to offer to resign from the Board. At that time, the Director Affairs Committee will review the continuation of Board membership under these new circumstances and make a recommendation to the full Board.

The Board also has adopted a policy that requires employee directors, other than our

Chief Executive Officer, to retire from the Board at the time of a change in their status as an officer of SUPERVALU. A former Chief Executive Officer may continue to serve on the Board until the third anniversary after his or her separation from SUPERVALU. However, if a former Chief Executive Officer leaves SUPERVALU to accept another position, the Chief Executive Officer is expected to retire as a director effective simultaneously with his or her separation from SUPERVALU.

Selection of Directors

Directors are encouraged to submit the name of any candidate they believe to be qualified to serve on the Board, together with all available information on the candidate, to the Chairperson of the Director Affairs Committee. The Director Affairs Committee considers potential Board candidates and makes its recommendation to the full Board.

Board Meetings

The full Board meets at least six times each year. Board meetings normally do not exceed one day in length. The Board meets in Executive Session at the beginning of each regularly scheduled Board meeting, with the Chief Executive Officer or another employee director in attendance. The Board also schedules a longer multi-day off-site strategic planning meeting every other year.

Executive Sessions of Outside Directors

Non-employee directors generally meet together as a group, without the Chief Executive Officer or other employee directors in attendance, during three scheduled Executive Sessions each year. The Chairperson of the Director Affairs Committee will preside during any session of the Board at which only non-employee directors are present; however, the Chairperson of the Executive Personnel and Compensation Committee will preside during any non-employee director session held for the purpose of conducting the Chief Executive Officer’s performance review.

Stock Ownership Guidelines

Non-employee directors are encouraged to acquire and own SUPERVALU Common Stock with a fair market value of five times a director’s annual retainer, within five years after the director is first elected.

ELECTION OF DIRECTORS (ITEM 1)

The Board is divided into three classes, with the number of directors to be divided as equally as possible among the three classes. Directors are elected for staggered terms of three years. There are currently twelve members of the Board, with four directors in each class. If a vacancy occurs during the year, the vacant directorship may be filled by the vote of the remaining directors until the next annual meeting, at which time the stockholders elect a director to fill the balance of the unexpired term or the term established by the Board. Edwin C. Gage, Garnett L. Keith, Jr. and Richard L. Knowlton are nominated for three-year terms expiring in 2005.

The Board of Directors is informed that each of the three nominees is willing to serve as a director; however, if any nominee is unable to serve or for good cause will not serve, the proxy may be voted for another person as the holders of the proxies decide.

The following sets forth information, as of April 1, 2002, concerning the three nominees for election as directors of SUPERVALU and as to the eight directors of SUPERVALU whose terms of office will continue after the annual meeting.

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING
AT THE ANNUAL MEETING IN 2005

EDWIN C. GAGE, age 61
•	Chairman and Chief Executive Officer of GAGE Marketing Group, L.L.C. (an integrated marketing services company) since 1991
•	Elected a director of SUPERVALU in 1986
•	Also a director of AHL Services, Inc.

GARNETT L. KEITH, JR., age 66
•	Chairman and Chief Executive Officer of SeaBridge Investment Advisors, LLC (a registered investment advisor) since 1996
•	Vice Chairman of The Prudential Insurance Company of America from 1984 to 1996
•	Elected a director of SUPERVALU in 1984
•	Also a director of Pan-Holding Societe Anonyme and Philippe Investment Management

RICHARD L. KNOWLTON, age 69
•	Chairman of the Hormel Foundation (a charitable foundation controlling 45.2% of Hormel Foods Corporation) since 1995
•	Chairman of Hormel Foods Corporation (a food manufacturing company) from 1993 to 1995
•	Elected a director of SUPERVALU in 1994
•	Also a director of ING America Insurance Holdings, Inc.

DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING IN 2003

LAWRENCE A. DEL SANTO, age 68
•	Retired Chief Executive Officer of The Vons Companies (a retail grocery company), a position he held from 1994 to 1997
•	Elected a director of SUPERVALU in 1997
•	Also a director of PETsMART, Inc.

SUSAN E. ENGEL, age 55
•
Chairwoman of the Board and Chief Executive Officer of Department 56, Inc. (a designer, importer and distributor of fine quality collectibles and other giftware products) and of D 56, Inc. (Department 56, Inc.’s principle operating subsidiary), since September 1997 and November 1996, respectively.

•	Also a director of Wells Fargo & Company and K2, Inc.
•	Elected a director of SUPERVALU in 1999

WILLIAM A. HODDER, age 70
•	Retired Chief Executive Officer of Donaldson Company, Inc. (a manufacturer of filtration devices), a position he held from 1982 to 1996
•	Elected a director of SUPERVALU in 1990
•	Also a director of NRG Energy, Inc.

HARRIET PERLMUTTER, age 70
•	Trustee of the Papermill Playhouse (The State Theatre of New Jersey) for more than five years.
•	Elected a director of SUPERVALU in 1978

DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING IN 2004

CHARLES M. LILLIS, age 60
•	General Partner, LoneTree Capital Management (a private equity company) since 2000
•	Chairman, President, and Chief Executive Officer of MediaOne Group, Inc. (a broadband communications company) from 1998 to 2000
•	Executive Vice President of US WEST, Inc. (a diversified multimedia communication company) from 1987 to 1998, and a director of US WEST, Inc. from 1997 to 1998
•	President and Chief Executive Officer of US WEST Media Group, a division of US WEST, Inc. from April 1995 to 1998
•	Elected a director of SUPERVALU in 1995
•	Also a director of Williams Companies, Inc.

JEFFREY NODDLE, age 55
•	Chief Executive Officer and President of SUPERVALU since 2001
•	President and Chief Operating Officer of SUPERVALU from 2000 to 2001
•	Executive Vice President, and President and Chief Operating Officer-Wholesale Food Companies for SUPERVALU from 1995 to 2000
•	Elected a director of SUPERVALU in 2000
•	Also a director of Donaldson Company, Inc. and General Cable Corporation

STEVEN S. ROGERS, age 44
•	Clinical Professor of Finance and Management at J.L. Kellogg Graduate School of Management at Northwestern University since 1995
•	Elected a director of SUPERVALU in 1998
•	Also a director of DQE, Inc.

MICHAEL W. WRIGHT, age 63
•	Chairman of the Board of SUPERVALU since 1982
•	Chief Executive Officer of SUPERVALU from 1982 to 2001
•	President of SUPERVALU from 1982 to 2000
•	Elected a director of SUPERVALU in 1977
•	Also a director of Wells Fargo & Company, Canadian Pacific Railway Limited, Cargill, Inc. and Johnson & Son, Inc.

COMPENSATION OF DIRECTORS

Non-employee directors receive the following compensation for their Board service:

•	Cash retainer of $22,000 per year;

•	Deferred retainer of $20,000 per year payable in SUPERVALU Common Stock under the Non-Employee Directors Deferred Stock Plan;

•	$1,800 for each Board meeting attended;

•	$1,000 for each Committee meeting attended; and

•
At the time of the annual meeting, each director will receive an option to purchase 6,000 shares, and newly appointed directors will receive an option to purchase 6,000 shares when they first join the Board. Options granted to directors are at current fair market value and are fully exercisable upon grant.

Committee Chairpersons receive an additional annual retainer in the following amounts:

•	Finance and Director Affairs Committees: $2,500; and

•	Audit and Executive Personnel and Compensation Committees: $4,000.

Effective June 27, 1996, our retirement/deferral program for directors was discontinued and benefits previously earned by directors were frozen. A director first elected to our Board prior to June 27, 1996 will receive at termination an annual payment of $20,000 per year for the number of years of the director’s service on the Board prior to June 27, 1996, but not more than ten years. Directors first elected to the Board after June 27, 1996 do not participate in the retirement/deferral program.

Directors may elect to defer payment of their directors’ fees under one or more of the following arrangements:

•
Directors Deferred Compensation Plan and Executive Deferred Compensation Plan.    Fees and quarterly interest are credited to an account for the director, until payment is made from the plan following retirement from the Board.

•
Non-Employee Directors Deferred Stock Plan. Fees are credited to a deferred stock account for each director.    To encourage increased stock ownership, a director who chooses to defer payment of cash fees into this plan will receive a matching amount of our Common Stock equal to 110% of the fees otherwise payable. SUPERVALU contributes the deferred cash fees to an irrevocable trust and the trust purchases shares of SUPERVALU Common Stock. The trust assets remain subject to the claims of our creditors. Each director is entitled to direct the trustee to vote all shares allocated to the director’s account in the trust. The Common Stock will be distributed to each director following the director’s retirement from the Board.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows compensation for each of the last three fiscal years of the Chief Executive Officer and the other four most highly compensated persons serving as executive officers at the end of fiscal year 2002.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation			Long-Term Compensation Awards		All Other Compensation ($)(3)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)(1)	Securities Underlying Options/SARs (#)(2)
Michael W. Wright Chairman and Chief Executive Officer (4)	2002 2001 2000	990,000 990,000 931,505	1,683,000 712,330 1,583,559	0 0 0	0 1,118,161 801,279	0 0 0	102,092 162,549 116,943

Jeffrey Noddle Chief Executive Officer and President (5)	2002 2001 2000	674,904 594,230 489,955	1,063.683 306,449 489,955	0 0 0	658,987 81,114 320,334	446,143 248,622 60,000	5,569 14,990 8,578

David L. Boehnen Executive Vice President	2002 2001 2000	392,000 377,000 361,971	392,000 159,565 361,971	0 0 0	329,531 606,678 217,961	5,341 100,000 50,000	7,703 18,928 14,244

Michael L. Jackson Executive Vice President; President and COO Distribution	2002 2001 2000	395,288 300,000 275,000	389,664 114,277 254,073	0 0 0	259,867 33,290 67,312	30,000 50,000 30,000	2,625 4,929 10,496

Pamela K. Knous Executive Vice President, Chief Financial Officer	2002 2001 2000	390,000 370,000 350,000	390,000 156,603 350,000	0 0 0	323,777 604,427 173,876	0 100,000 50,000	1,670 1,958 2,305

Ronald C. Tortelli Senior Vice President, Human Resources	2002 2001 2000	330,000 310,000 292,000	264,000 104,966 233,564	0 0 0	211,769 37,342 145,423	0 50,000 25,000	9,162 11,608 12,597

(1)
The amounts reflected represent the value of: (a) the shares of restricted stock earned under our Long-Term Incentive Plan based on the achievement of designated levels of corporate return on invested capital and sales for fiscal 2002, 2001 and 2000, respectively, (b) restricted stock units granted for retention purposes, and (c) the shares of restricted stock earned under the Special Fiscal 2002 Incentive Plan described in the Report of Executive Personnel and Compensation Committee. The shares earned in fiscal 2001 and 2000 for prior awards vested and the restrictions were removed on March 2, 2002 and March 2, 2001, respectively, for each of the named executive officers. The shares earned in fiscal 2002 will vest and the restrictions will be removed on March 2, 2003, if such named executive officers remain in our employ at the time of vesting. The number of shares earned in fiscal 2002 for performance period fiscal 2000-2002 under the Long-Term Incentive Plan were as follows: 0 shares for Mr. Wright; 8,036 shares for Mr. Noddle, 5,937 shares for Mr. Boehnen; 3,308 shares for Mr. Jackson; 5,740 shares for Ms. Knous; and 3,724 shares for Mr. Tortelli. The number of shares earned in fiscal 2001 under the Long-Term Incentive Plan were as follows: 14,617 shares for Mr. Wright; 5,767 shares for Mr. Noddle; 4,206 shares for Mr. Boehnen; 2,366 shares for Mr. Jackson; 4,046 shares for Ms. Knous; and 2,654 shares for Mr. Tortelli. The number of shares earned in fiscal 2000 under the Long-Term Incentive Plan were as follows: 48,747 shares for Mr. Wright; 19,488 shares for Mr. Noddle; 13,260 shares for Mr. Boehnen; 4,095 shares for Mr. Jackson; 10,578 shares for Ms. Knous; and 8,847 shares for Mr. Tortelli. In addition, in fiscal 2001, Mr. Boehnen and Ms. Knous each received a special award of 30,000 restricted stock units under our 1993 Stock Plan as an incentive to remain with SUPERVALU, and Mr. Wright received a special award of 50,000 shares of restricted stock. For purposes of this table, the restricted stock and the restricted stock units are valued based on the closing price of our Common Stock on the date earned or granted. Dividends are paid on the shares of restricted stock. Dividends are not paid on restricted stock units. As of February 23, 2002, the number and fair market value of all shares of restricted stock and restricted stock units held or earned by the above named executive officers were as follows: Mr. Wright: 64,617, $1,588,932; Mr. Noddle: 92,566, $2,276,198; Mr. Boehnen: 47,607, $1,170,656; Mr. Jackson, 12,934, $318,047; Ms. Knous: 47,213, $1,160,968; and Mr. Tortelli: 11,266, $277,031. Included in the fiscal 2002 restricted stock awards are payments for fiscal performance under the Special Fiscal 2002 Incentive Plan. These shares will vest and the restrictions will be removed on March 2, 2004 if such named executive officers remain in the employ of the Company at the time of vesting. The number of shares earned under this plan are as follows: 0 shares for Mr. Wright; 18,763 shares for Mr. Noddle; 7,464 shares for Mr. Boehnen; 7,260 shares for Mr. Jackson; 7,427 shares for Ms. Knous; and 4,888 shares for Mr. Tortelli.

(2)
The total number of option awards in fiscal 2002, 2001 and 2000 includes restoration options (as more fully described below) received by the following named executive officers in the amounts stated: Mr. Noddle, 46,143 shares in fiscal 2002, and Mr. Boehnen, 5,341 shares in fiscal 2002. No stock appreciation rights were granted in tandem with the option grants made in fiscal 2002, 2001 or 2000.

(3)
For fiscal 2002, the amount of All Other Compensation reflects contributions made by us during the fiscal year under the Qualified Pre-Tax Savings and Profit Sharing 401(k) Plan and to an unfunded non-qualified deferred compensation plan because of limitations on the annual compensation that can be taken into account under the 401(k) Plan as follows: $2,975 and $41,129 for Mr. Wright; $2,625 and $2,944 for Mr. Noddle; $2,625 and $5,078 for Mr. Boehnen; $2,625 and $0 for Mr. Jackson; $1,670 and $0 for Ms. Knous; and $2,625 and $6,537 for Mr. Tortelli. In addition, for fiscal 2002, the amount shown under All Other Compensation for Mr. Wright includes $57,988, representing the value of a split dollar life insurance arrangement.

(4)	Mr. Wright retired as Chief Executive Officer of SUPERVALU on June 30, 2001.
(5)	Mr. Noddle was elected Chief Executive Officer of SUPERVALU effective June 30, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information on grants of stock options for fiscal 2002 to the named executive officers. No stock appreciation rights were granted to the named executive officers during fiscal 2002.

Name	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(1)		Prior Columns Annualized ($)(1)(2)
	Number of Securities Underlying Options Granted (#)(3)		Percent of Total Options Granted to Employees In Fiscal Year (%)	Exercise Or Base Price ($/Share)	Expiration Date	5%($)	10%($)	5%($)	10%($)
Michael W. Wright	0		—	—	—	—		—	—
Jeffrey Noddle	400,000 31,058 423 14,662	(4) (4) (4)	35.0 2.7 .04 1.3	15.36 24.25 24.25 24.25	6/26/11 4/11/04 4/11/05 4/11/05	3,862,671 83,420 1,704 59,069	9,788,766 171,552 3,592 124,508	386,267 8,342 170 5,907	978,877 17,155 359 12,451
David L. Boehnen	5,341	(4)	.5	22.21	4/13/03	7,724	15,556	772	1,556
Michael L. Jackson	30,000		2.6	16.13	6/27/11	304,228	770,973	30,423	7,710
Pamela K. Knous	0		—	—	—	—		—	—
Ronald C. Tortelli	0		—	—	—	—		—	—

(1)
These amounts are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in our stock price. Total potential realizable value for the named officers who received stock option grants is $4,318,816 and $10,874,947 at the 5% and 10% stock price growth assumptions, respectively. Assuming 5% and 10% stock price growth over a period of ten years commencing April 1, 2001, the increase in total stockholder value from stock price appreciation alone for all shares outstanding on that date would be $1,120,727,351 and $2,840,143,148, respectively.

(2)
Computed by dividing potential realizable value at the assumed annual rates of stock price appreciation by the term of the option. Original options are granted with a ten-year term. Restoration options (described below) have a term equal to the remaining term of the original option.

(3)
Each original option has a ten-year term and is exercisable 20% upon grant and an additional 20% becomes exercisable on each of the next four anniversary dates of grant, except that the option becomes fully exercisable upon a Change in Control of SUPERVALU (as “Change in Control” is defined in our option award agreement). The exercise price may be paid by delivery of already owned shares, and tax withholding obligations related to exercise may be paid by delivery of already owned shares or offset of the underlying shares. A “restoration” option (also referred to as a “reload” option) is granted when the original option is exercised and payment of the exercise price is made by delivery of SUPERVALU Common Stock. Each restoration option is granted for the number of shares of Common Stock tendered as payment for the exercise price and withheld for tax purposes, upon exercise of the original option. The exercise price of each restoration option is the fair market value of SUPERVALU Common Stock on the date of grant. Each restoration option is exercisable in full on the date of grant, and will expire on the same date as the original option. All original options reported in the table are entitled to restoration options.

(4)	Grant of a restoration option.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises in fiscal 2002 by the named executive officers, and the value of such officers’ unexercised options at the end of fiscal 2002.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)			Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
			Exercisable	Unexercisable		Exercisable	Unexercisable
Michael W. Wright	0	0	765,584	1,440,000	(1)	5,275,837	60,472
Jeffrey Noddle	85,362	723,813	554,829	472,000		3,289,550	4,136,754
David L. Boehnen	7,500	47,925	223,408	90,000		1,359,350	698,568
Michael L. Jackson	0	0	128,800	70,000		1,011,443	554,737
Pamela K. Knous	0	0	202,000	88,000		1,073,363	695,544
Ronald C. Tortelli	0	0	128,406	44,000		528,694	347,772

(1)
Includes a premium price stock option awarded to Mr. Wright to purchase 1,400,000 shares of SUPERVALU Common Stock with an exercise price of $40.00 granted in December 1998. The vesting of this option is contingent on the Company achieving either one of two performance hurdles: (a) either the market price of SUPERVALU Common Stock exceeds $40.00 for ten consecutive trading days prior to February 28, 2003, or (b) the net income growth of the Company during fiscal 2000-2003 must exceed 12.5% compounded annually, over the base year of fiscal 1999, subject to a minimum ROIC threshold.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

No awards under the Company’s Long-Term Incentive Plan were made to any of the named executive officers during the fiscal year. Awards that normally would have been made under the Long-Term Incentive Plan were replaced by an award opportunity under the Special Fiscal 2002 Incentive Plan described on page 16 in the Executive Personnel and Compensation Committee Report. Awards earned under this plan are shown in the Restricted Stock Award column of the Summary Compensation Table on page 10, and described in footnote 1 to that table.

PENSION PLANS and RETIREMENT BENEFITS

The following table shows the estimated maximum annual benefits that would be paid to an employee upon retirement at age 65 under the combination of the SuperValu Retirement Plan, the Non-Qualified Supplemental Executive Retirement Plan (or, if applicable, the Excess Benefit Plan) maintained for certain highly compensated employees, and the “Retirement Benefit Plan Account” of our deferred compensation plans. The table does not reflect the $140,000 per year limitation on annual benefits payable from the plans imposed by Section 415 of the Internal Revenue Code, nor the $200,000 per year limitation on compensation included in final annual average pay imposed by Section 401(a)(17) of the Internal Revenue Code. Our Non-Qualified Supplemental Executive Retirement Plan and Excess Benefits Plan allow payment of additional benefits so that retiring employees may receive, in the aggregate, at least the benefits they would have been entitled to receive if the Internal Revenue Code did not impose maximum limitations.

Final Annual Average Pay (including Salary and Bonus)	Years of Service
	15	20	25	30
$ 300,000	$63,900	$85,200	$106,500	$127,800
500,000	111,900	149,200	186,500	223,800
800,000	183,900	245,200	306,500	367,800
1,100,000	255,900	341,200	426,500	511,800
1,400,000	327,900	437,200	546,500	655,800
1,700,000	339,900	533,200	666,500	799,800
2,000,000	471,900	629,200	786,500	943,800
2,400,000	567,900	757,200	946,500	1,135,800

The above estimates of annual benefits payable on normal retirement are computed using the straight-life annuity method and are based on certain assumptions, including (a) that the employee remains employed until the normal retirement age of 65 (although retirement is permitted at age 62 without any benefit reduction because of age); and (b) that the present retirement plans remain in force until the retirement date. Except as noted below with respect to Mr. Wright, benefits payable under these plans will not be reduced to offset the participant’s Social Security benefit. Our Non-Qualified Deferred Compensation Plans, the Non-Qualified Supplemental Executive Retirement Plan, and the Excess Benefit Plan allow terminated and retired participants to receive their benefits in periodic installments or as a lump sum.

When Mr. Wright retires, instead of the benefits shown in the above table, he will be entitled to receive annual payments calculated as 60% of his average (five highest years) salary plus bonus, offset by the sum of (a) the value of any matching contributions to our Pre-Tax Savings and Profit Sharing (401(k)) Plan made through the date of retirement, (b) any SUPERVALU additions to non-qualified deferred compensation accounts made through the date of retirement, (c) one-half of his primary Social Security benefits, and (d) the projected annual value of the split dollar insurance policy entered into between us and Mr. Wright effective in fiscal 1999, which has a more favorable long-term expense impact on SUPERVALU than payments from the Supplemental Executive Retirement Plan. If Mr. Wright were to retire at age 63, based on current compensation and payment levels from other plans, he would receive payments of $             per year. Lump sum and installment payout options are also available.

As to each of the individuals named in the Summary Compensation Table above, their final annual average pay and credited years of service under the plans as of February 23, 2002, were as follows: Mr. Wright: $1,913,612, 25 years; Mr. Noddle: $874,564, 25.8 years, Mr. Boehnen: $572,173, 10.8 years; Mr. Jackson: $413,886, 23.1 years, Ms. Knous: $564,878, 4.4 years; and Mr. Tortelli: $446,375, 30 years.

SUPERVALU provides post-retirement death benefits for certain designated retired executives. The death benefit is fixed at an amount approximately equal to, on after tax basis, an eligible executive’s final base salary. The benefits are funded through life insurance policies owned by SUPERVALU.

CHANGE IN CONTROL AND OTHER AGREEMENTS

We have entered into change-in-control agreements with officers and certain other or our employees, including those identified in the Summary Compensation Table above, and an agreement with Mr. Wright providing for post-retirement benefits.

Change in Control

In general, these agreements entitle the executive to a lump-sum cash payment if the executive’s employment is terminated (other than for Cause or disability) within two years after a Change in Control (as defined in the agreements). The lump-sum cash payment is equal to a multiple of one, two or three times the executive’s annual base salary, annual bonus and the value of the executive’s annual perquisites. The multiple is three for Mr. Wright, Mr. Noddle, Mr. Boehnen, Mr. Jackson, Ms. Knous and Mr. Tortelli; and one or two for all other recipients. Each executive would also receive a lump-sum retirement benefit equal to the present value of the additional qualified pension plan benefits the executive would have accrued under the plan absent the early termination. Generally, the executive would also be entitled to continued family medical coverage, dental and life insurance coverage until the earlier of 24 months after termination or the commencement of comparable coverage with a subsequent employer. Mr. Wright’s agreement also provides for payment to be made if his employment is terminated for any reason during the seventh month following a Change in Control. Each agreement includes a covenant not to compete with SUPERVALU. Due to the possible imposition of excise taxes on the payments, the severance benefits payable to an executive would be increased by the amount equal to the excise tax imposed on the executive’s severance payments.

Several of our compensation and benefit plans contain provisions for enhanced benefits upon a Change in Control.

They include stock options, performance shares, restricted stock and restricted stock unit awards. Executive officers also hold limited stock appreciation rights that become exercisable upon a Change in Control, allowing the executive to receive cash for the bargain element in the related stock option. Our Executive Deferred Compensation Plans may be increased by 130% to compensate the executive for any excise tax liability incurred following a Change in Control. Our retirement plans provide for full vesting if employment terminates under specified circumstances following a Change in Control, and preserve any excess plan assets for the benefit of plan participants for five years following a Change in Control.

We may set aside funds in an irrevocable grantor trust to satisfy our obligations arising from certain of our benefit plans. Funds will be set aside in the trust automatically upon a Change in Control. The trust assets would remain subject to the claims of our creditors.

Post-Retirement Benefits for Mr. Wright

On May 21, 2001, we entered into an agreement with Mr. Wright that provides that he will remain a full-time employee of SUPERVALU following his resignation as Chief Executive Officer effective June 27, 2001 until June 27, 2002. At that time, he will retire as a SUPERVALU employee and resign from our Board of Directors. During the period from June 27, 2001 until June 27, 2002, Mr. Wright will receive his current base salary as in effect on June 27, 2001 and will be included in our annual incentive program for senior management for fiscal year 2002. During fiscal year 2003, Mr. Wright will participate in the incentive program at one-third his current participation level. The agreement also provides that Mr. Wright will be provided with office space secretarial support and related perquisites and services for a period of up to 10 years following his retirement.

REPORT OF EXECUTIVE PERSONNEL AND COMPENSATION COMMITTEE

Compensation Principles

The Executive Personnel and Compensation Committee of the Board of Directors, which is composed entirely of non-employee directors, has adopted a comprehensive Executive Compensation Program based on the following principles:

•	The program should enable SUPERVALU to attract, retain and motivate the key executives necessary for our current and long-term success;

•	Compensation plans should be designed to support SUPERVALU’s business strategy;

•	Executive compensation should be linked to corporate performance and the attainment of designated strategic objectives;

•	A significant portion of executive compensation should be tied to the enhancement of stockholder value; and

•	The Committee should exercise independent judgment and approval authority with respect to the Executive Compensation Program and the awards made under the program.

Compensation Methodology

The structure of the Executive Compensation Program is based on a market comparison of compensation for equivalent positions in industries from which SUPERVALU draws executive talent, as well as a position evaluation designed to achieve internal equity based on job responsibility. Our primary market comparison for compensation are the seven companies comprising the peer group for the performance graph on page     , plus three additional non-grocery distribution companies, all adjusted for size based primarily on market capitalization. SUPERVALU has engaged outside consulting firms to perform this market comparison in each of the past 10 years. These market comparisons are the basis for designing our current compensation structure that has a mix of fixed to variable compensation and short-term to long-term incentive potential approximating the mix within the compensation peer group. The market comparisons were performed in each year to ensure that the dollar values of the various plan components as well as total compensation were comparable to that of our compensation peer group. In addition to a review of compensation plan design and compensation levels, the Committee also reviews SUPERVALU’s performance on a number of key financial measures relative to our compensation peer group.

The variable compensation components of the program are designed so that executives’ total compensation will be above the mean of our compensation peer group when SUPERVALU’s performance is superior, and below the mean of our compensation peer group when performance is below industry norms. This fluctuation in compensation value is increased by the substantial use of stock in the program, as described under the caption “Long-Term Incentive Compensation” on page     , so that total compensation will significantly increase or decrease in direct correlation to SUPERVALU’s stock price.

The following summary explains the major components of the Executive Compensation Program.

Annual Compensation

Base Salaries.    The base salary levels for executive officers are determined based on three objectives:

•	Internal equity based on job responsibility;

•	Individual performance and experience; and

•	Competitive salary levels with industries from which SUPERVALU draws executive talent.

Our salary structure is based on the median salary levels of companies in similar industries and similar in size to SUPERVALU. Actual salaries may be set above or below this median depending on individual job performance and experience.

The Committee annually reviews and approves all salary increases for executive officers other than the Chief Executive Officer (the “CEO”).

Increases for executives below the CEO level are proposed by the CEO based on performance evaluations, which include both progress on achievement of financial results and a qualitative assessment of performance.

The Chairman of the Committee conducts an annual performance evaluation of the CEO based on written input from all Board members. The following factors are considered in this performance evaluation: financial results, strategic planning, leadership, customer service, succession planning, human resource management/diversity, communications, external relations and Board interface. Salary adjustments for the CEO are made on a biannual or annual basis depending on competitive conditions and practices. The first evaluation of Mr. Noddle pursuant to this process for fiscal 2002 will occur during the first quarter of fiscal 2003. Please refer to the section “Chairman of the Board and Chief Executive Officer Compensation” on page     for more information regarding Mr. Noddle’s compensation.

Annual Bonuses.    All of our executive officers are eligible to receive an annual cash bonus. The annual bonus plan is designed to motivate executives to meet or exceed corporate financial goals that support our business plans. Specifically, the plan is designed to stimulate and reward growth in SUPERVALU earnings. The Committee assigns target bonus levels to each executive, which are competitive with our compensation peer group. Among executive officers, these range from 25% of annual base salary to 85% of annual base salary for the CEO. The bonus award potential for corporate officers is tied solely to corporate net profit performance. Bonus payments increase as net profit growth meets and exceeds the annual growth rate targeted by the Board. The maximum bonus is limited to twice the target bonus level. Bonuses for the CEO and four other executive officers are paid from a special plan structured so that the payment will be tax deductible as “qualified performance-based compensation” under Internal Revenue Code Section 162(m).

At the beginning of fiscal 2002, the Committee, in conjunction with top management, viewed the new fiscal year as a year in which officers and profit center heads would be required to apply maximum effort on an immediate basis to achieve earnings growth recovery simultaneously with reducing invested capital. Rather than start another three-year performance period under the Long-Term Incentive Plan, as described under the caption “Long-Term Incentive Plan” on page     , the value of the normal grants under this plan were reconfigured as a potential annual payout based on SUPERVALU achieving a designated earnings per share (“EPS”) objective for fiscal 2002, while maintaining an acceptable return on invested capital. This program, known as the Special Fiscal 2002 Incentive Plan, is in addition to the annual bonus plan described in the preceding paragraph, but in lieu of a new payout cycle under the Long-Term Incentive Plan. Payouts under the Special Fiscal 2002 Incentive Plan for officers are in the form of restricted stock with a two-year restriction. The payouts for profit center heads are partly in the form of restricted stock with a two-year restriction and partly in cash. Corporate officers earned an aggregate of 79,088 shares of restricted stock under this Plan and key profit center executives earned an aggregate of 30,745 shares. The Committee and top management believe that executives who receive restricted stock are motivated to remain with SUPERVALU and focus on strategic initiatives and stockholder value after the award has actually been earned. For fiscal 2003 senior officers of the company will revert back to participation in the three year performance periods under the Long-Term Incentive Plan.

Long-Term Incentive Compensation

SUPERVALU maintains a Long-Term Incentive Plan and stock option plans. Together, these plans tie a significant portion of the executives’ total compensation to long-term results. The long-term incentive potential is intended to be competitive with programs offered by our compensation peer group.

Long-Term Incentive Plan.    The Long-Term Incentive Plan consists of three-year performance periods with a new performance period commencing every year. The Committee selects plan participants, approves awards and interprets and administers this plan. The Special Fiscal 2002 Incentive Plan described in the preceding section was implemented in lieu of a fiscal 2002-2004 performance period under the Long-Term Incentive Plan.

For the fiscal 2000 through fiscal 2002 performance period, the Committee determined payout amounts for corporate officers and certain non-officer profit center heads, based on the corporate return on invested capital (“ROIC”) and sales performance. Application of the criteria set forth for the fiscal 2000 through fiscal 2002 performance period resulted in corporate officers earning an aggregate of             shares of restricted stock and key profit center executives earning an aggregate of 32,310 shares of restricted stock.

Stock Option Plans.    The Committee believes that linking a portion of executive compensation and income potential to SUPERVALU’s stock price appreciation is the most effective way of aligning executive and stockholder interests. Two key programs together, cause executives to view themselves as owners of a meaningful equity stake in the business over the long term. They are:

•	The executive stock option program; and

•	Stock ownership targets for executive officers.

Stock Option Grants.    The Committee makes grants of stock options to key employees under established grant guidelines intended to be competitive with our compensation peer group. The Committee also considers subjective factors in determining grant size; grants are not automatically tied to a formula or the employee’s position in SUPERVALU. Corporate, profit center or individual performance will impact the size of an employee’s grant. In addition, current ownership of stock is a consideration in the size of option grants for officers and profit center presidents. Based on the stock grant guidelines and the subjective factors described above, grant recommendations are developed by management, reviewed by the CEO and presented to the Committee for final approval.

In fiscal 2002 the Committee granted options to certain key employees, including Mr. Noddle, as described below in the section on CEO compensation, and Mr. Jackson (30,000 shares) in recognition of his promotion to the position of Executive Vice President. All stock options are granted with an exercise price equal to the market price of our Common Stock on the date of grant. In order to encourage option exercises and share ownership, we also permit executives to exercise options using shares of our Common Stock to pay the exercise price. Upon such exercise, we grant the executive a restoration stock option (commonly referred to as a reload option) for the number of shares surrendered. Restoration options are exercisable at the then-current market price and extend for the remainder of the original option’s term.

Stock Ownership Guidelines

Stock ownership guidelines for executive officers have been established so that they face the same downside risk and upside potential as stockholders experience. Executives are expected to show significant progress toward reaching these ownership goals. The goal for the CEO is six times annual base salary, excluding vested and unexercised stock options. Mr. Noddle’s current stock ownership, excluding vested and unexercised stock options, is currently 5.4 times his annual base salary.

Chairman of the Board and Chief Executive Officer Compensation

On June 27, 2001, Mr. Noddle succeeded Mr. Wright as CEO of the Company. Mr. Wright retained his employment status and position of Chairman of the Board.

Mr. Noddle’s base salary was increased from $625,000 to $700,000 upon becoming CEO, and he was awarded a stock option grant of 400,000 shares of SUPERVALU stock. The salary increase was in recognition of his new position. The stock option grant was in recognition of this promotion, and also to provide substantial incentive to increase SUPERVALU’s stock price, with corresponding gain in the value of the option for any such increase.

For fiscal 2002 Mr. Wright’s salary remained unchanged and he participated in the annual bonus plan. He did not participate in the Special Fiscal 2002 Incentive Plan or the Long-Term

Incentive Plan, and he did not receive stock options or other stock grants, as a result of having received a premium price option award in fiscal 1999 as described in footnote1 to the table on Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values on page 12. On May 21, 2001, Mr. Wright entered into an agreement with SUPERVALU regarding certain post-retirement arrangements. A summary of the material terms of this agreement is set forth on page     .

Policy Regarding Section 162(m)

Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for executive compensation in excess of $1 million paid to any of the top six executive officers named in the Summary Compensation Table on page      unless certain conditions are met. The Committee makes every reasonable effort to preserve this tax deduction consistent with the principles of the Executive Compensation Program.

Conclusion

The Committee believes that the caliber and motivation of executive management is fundamentally important to SUPERVALU’s performance. The Committee plays a very active role in ensuring that our compensation plans implement our key compensation principles. Independent compensation consultants have assisted the Committee in designing these plans, assessing the effectiveness of the overall program and keeping overall compensation competitive with that of relevant peer companies. Total compensation is intended to be above industry averages when performance is superior, and below competitive levels when performance is below expected levels or SUPERVALU’s stock fails to appreciate. The Committee believes that the Executive Compensation Program has been a substantial contributor toward motivating executives to focus on the creation of stockholder value.

Respectfully submitted,

Edwin C. Gage, Chairman
Lawrence A. Del Santo
William A. Hodder
Richard L. Knowlton
Carole F. St. Mark

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on SUPERVALU’s Common Stock for the last five fiscal years with that of the S&P 500 Stock Index and a group of peer companies in the retail food and food distribution industries. The graph assumes the investment of $100 in each company on February 22, 1997 and the reinvestment of all dividends on a quarterly basis, with results calculated to the last business day in February each year. The returns of the companies were weighted based on their respective capitalization and on the relative percentage of SUPERVALU’s operating profit realized from retail food and food distribution operations for each year. The stock price performance shown on the graph below is not a projection of future price performance.

Comparison of Five-Year Cumulative Total Return
SUPERVALU INC., S&P 500 Stock Index and Composite Peer Group

The composite peer group is comprised of the following retail food and food distribution companies: Albertson’s, Inc., Fleming Companies, Inc., Great Atlantic & Pacific Tea Company, The Kroger Company, Nash Finch Company, Safeway Inc. and Winn-Dixie Stores, Inc.

	Feb-97	Feb-98	Feb-99	Feb-00	Feb-01	Feb-02
SUPERVALU	$100.00	$157.69	$165.45	$120.37	$106.21	$191.26
S&P 500	100.00	134.92	161.58	180.54	170.69	151.39
Composite Peer Group (1)	100.00	127.03	141.99	101.90	148.77	147.38

(1)
For fiscal 2001, Delhaize America, Inc., the common shares of which were listed for trading on New York Stock Exchange, was included in the peer group. For fiscal 2001 and prior years, Delhaize America, Inc. (formerly known as Food Lion, Inc.) was included in the peer group. During fiscal 2002, the common shares of Delhaize America, Inc. were delisted from the New York Stock Exchange following an exchange offer for such shares between Delhaize America and its parent company, Delhaize Group, of Brussels, Belgium.

PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION (ITEM 2)

Our Restated Certificate of Incorporation authorizes 200,000,000 shares of Common Stock, $1.00 par value, and 1,000,000 shares of Preferred Stock, no par value. The Board of Directors recommends stockholder approval of an amendment to the Restated Certificate of Incorporation increasing the authorized Common Stock to 400,000,000 shares. If our stockholders approve the amendment, the Fourth Article of the Restated Articles of Incorporation would be amended to read as follows (with emphasis added to identify the increased number of authorized shares of Common Stock):

ARTICLE FOURTH.

That the total number of shares of stock which this Corporation is authorized to issue is 401,000,000 shares, of which 400,000,000 shares of the par value of $1.00 per share are designated Common Stock and 1,000,000 shares of no par value are designated Preferred Stock (herein referred to as “Preferred Stock”). Shares of any class of stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

Of the 200,000,000 shares of Common Stock currently authorized,              shares were outstanding as of April 1, 2002. Of the remaining              shares authorized,              are unreserved and available for issuance, and              shares are reserved for issuance under our stock option plans (see discussion under “Stock Options and Stock Appreciation Rights”). No other shares of Common Stock were reserved for issuance as of April 1, 2002.

Except as noted above, we have no agreements or understandings concerning issuance of any additional shares of Common Stock. However, the Board of Directors believes that increasing our authorized Common Stock is advisable at this time so that shares will be available for issuance in the future if such need arises in connection with stock splits or dividends, stock options, acquisitions or financings, or other corporate purposes. If the amendment is approved, the Board of Directors will not be required to obtain further stockholder approval prior to the issuance of any such additional shares except in transactions legally requiring stockholders’ approval under Delaware law (the state of incorporation of SUPERVALU), such as certain mergers to which we are a party, or in transactions for which New York Stock Exchange policy requires stockholders’ approval.

The additional shares of Common Stock for which authorization is sought would be a part of the existing class of shares of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Such additional shares would not (and the shares of Common Stock presently outstanding do not) entitle the holders thereof to preemptive rights to subscribe for or purchase additional shares of our Common Stock or to cumulative voting for the election of directors.

Although not designed or intended for such purposes, the effect of the proposed increase in the authorized Common Stock might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of SUPERVALU and the removal of management, which stockholders might otherwise deem favorable. The authority of the Board of Directors to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of SUPERVALU because the issuance of additional shares of Common Stock would dilute the voting power of the shares of Common Stock then outstanding. Shares of Common Stock could also be issued to purchasers who would support the Board of Directors in opposing a takeover bid which the Board determines not to be in the best interests of SUPERVALU and its stockholders.

In addition to the proposed amendment, SUPERVALU’s Restated Certificate of Incorporation and Bylaws currently contain provisions approved by our stockholders that may have the effect of discouraging certain types of tender offers and other transactions that involve a change in control of SUPERVALU. Our directors are elected for three-year staggered terms, and cumulative voting in the election of directors is prohibited. As a result, at least two stockholders’ meetings generally will be required for stockholders to effect a change in control of the Board of Directors. The affirmative vote of the holders of 75% of the Common Stock is required to amend provisions of the Restated Certificate of Corporation and By-laws and Bylaws relating to the staggered terms and the removal of directors, unless approved by a majority of the continuing directors as provided in our charter documents.

Our restated Certificate of Incorporation contains a provision that requires, with certain exceptions, the affirmative vote of 75% of the outstanding voting stock to effect a merger, sale or lease of substantially all of SUPERVALU assets, or certain other transactions, where the other party to the transaction is the beneficial owner of 5% or more of our outstanding capital stock. In addition, each covered transaction, with certain exceptions, must be approved by the majority of our outstanding capital stock, excluding the capital stock beneficially owned by the other party to the transaction. Any amendment, change or repeal of such provision requires the affirmative vote of 75% of our outstanding capital stock, excluding capital stock beneficially owned by any party which is the beneficial owner of 5% or more of the outstanding capital stock.

On April 12, 2000, our Board of Directors declared a dividend distribution of one preferred stock purchase right (“Right”) for each outstanding share of Common Stock held of record on April 24, 2000. One Right will also be issued with respect to each share of Common Stock issued after April 24, 2000. Each Right entitles the registered holder to purchase from SUPERVALU one one-thousandth of a share of our Preferred Stock, designated as Series A Junior Participating Preferred Stock, at a price of $85.00 per one-thousandth of a share, subject to certain adjustments. The rights are exercisable when, and are not transferable apart from our Common Stock until, a person or group has acquired 15% or more, or commenced a tender or exchange offer for 15 % or more, of our outstanding voting stock. If the specified percentage of our Common Stock is acquired, each Right will entitle the holder (other than the acquiring person or group) to receive, upon exercise, Common Stock of either SUPERVALU or the acquiring company having a value equal to two times the exercise price of the Right. The Rights are redeemable by our Board of Directors in certain circumstances and expire on April 12, 2010.

The overall effect of the foregoing provisions of our Restated Certificate of Incorporation and Bylaws, together with the Rights and the ability of the Board of Directors to issue additional shares of Common Stock, may be to delay or prevent attempts by other persons or entities to acquire control of SUPERVALU without negotiations with our Board of Directors.

The Board of Directors recommends a vote “FOR” the proposal to amend the Restated Certificate of Incorporation.

PROPOSAL TO APPROVE THE SUPERVALU INC. 2002 STOCK PLAN (ITEM 3)

REASONS FOR APPROVAL.    On February 13, 2002, our Board of Directors adopted the SUPERVALU INC. 2002 Stock Plan (the “Plan”), subject to approval by our stockholders. The Plan authorizes the grant of stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards. The Board of Directors believes that stock options have been, and will continue to be, a very important factor in attracting and retaining experienced and talented employees and non-employee directors who can contribute significantly to the management, growth and profitability of our business. Additionally, the Board of Directors believes that stock-based compensation aligns the interests of our managers with the interests of our stock-holders. The availability of stock options not only increases employees’ focus on the creation of stockholder value, but also enhances their loyalty to SUPERVALU and generally increases their motivation to contribute to our future success.

SUMMARY OF THE PLAN.    A copy of the Plan is attached as Exhibit A to this Proxy Statement. This discussion is only a summary. You should refer to the Plan for more complete information.

Purpose.    The purpose of the Plan is to aid SUPERVALU in attracting and retaining key management personnel and non-employee directors capable of assuring the future success of SUPERVALU and our affiliates, to offer these individuals incentives to put forth maximum efforts for the success of SUPERVALU’s business, and to afford these individuals an opportunity to acquire a proprietary interest in SUPERVALU.

Maximum Number of Shares.    Up to 4,000,000 shares of our Common Stock may be issued for awards under the Plan (subject to certain adjustments). If any shares to which an award relates are forfeited, or if an award is otherwise terminated, then the number of shares with respect to such award, to the extent of any such forfeiture or termination, will again be available for grant under the Plan.

The closing price of SUPERVALU Common Stock on April 1, 2002, as reported on the New York Stock Exchange, was $25.67.

Administration.    The Plan is administered by the Executive Personnel and Compensation Committee. The Committee has the authority to select the individuals to whom awards are granted, to determine the types of awards and the number of shares of Common Stock covered by awards, and to set the terms and conditions of awards. The Committee also has the authority to establish rules for the administration of the Plan, and its determinations and interpretations are binding. The Committee has the authority to accelerate the vesting, exercisability or lapse of restrictions with respect to awards granted under the Plan and to determine whether shares or other amounts that may be payable under the Plan may be deferred. The Committee may delegate its authority to one or more directors or officers, except that the Committee may not delegate its authority (a) with respect to granting awards to any directors or officers who are subject to Section 16 of the Securities Exchange Act of 1934, (b) in any manner that would cause the Plan not to comply with the requirements of Section 16(m) of the Internal Revenue Code, or (c) in any manner that would not comply with Section 157 of the Delaware Corporation Law.

Eligible Participants.    Any employee, officer, director, consultant or independent contractor providing services to SUPERVALU or our affiliates who is selected by the Committee, is eligible to receive awards under the Plan. As of April 1, 2002, there were approximately 1,200 persons who were eligible as a class to receive awards under the Plan.

Types Of Awards.    The Plan permits the grant of a variety of different types of awards:

•	Stock options, including incentive stock options (“ISOs”) meeting the requirements of Section 422 of the Internal Revenue Code, and stock options that are not ISOs (“Nonqualified Stock Options”),

•	Stock appreciation rights (“SARs”),

•	Restricted stock and restricted stock units,

•	Performance awards payable in cash or stock, or a combination of cash and stock, upon attainment of specified objectives or goals, and

•	Other awards valued in whole or in part by reference to or based on SUPERVALU’s Common Stock.

Awards may be granted for any amount of cash consideration or for no cash consideration so long as legal requirements are met. The Plan requires that options and SARs have an exercise price per share or grant price of not less than 100% of the fair market value of our Common Stock on the date of grant.

Stock Options.    Options may be exercised by payment of the exercise price, either in cash or, at the discretion of the Committee, by using shares of our Common Stock or other consideration having a fair market value equal to the exercise price. The Committee may also grant restoration options with terms and conditions established by the Committee. Restoration options (commonly referred to as “reload options”) may be granted when a participant pays the exercise price of the option by using previously owned shares of Common Stock. The restoration option is granted for a number of shares not exceeding the number of shares surrendered in payment of the option exercise price plus the number of shares, if any, surrendered or withheld in payment of tax obligations of the participant in connection with the exercise of the option. Restoration options have an exercise price equal to the fair market value of our Common Stock on the date of grant of the restoration option.

Stock Appreciation Rights.    The holder of an SAR is entitled to receive the excess of the fair market value of a specified number of shares (calculated as of the exercise date or, if the Committee so determines, as of any time during a specified period before or after the exercise date) over the grant price of the SAR.

Restricted Stock and Restricted Stock Units.    Shares of restricted stock and restricted stock units may be awarded subject to such restrictions and other terms and conditions as the Committee may impose. Holders of restricted stock may have all of the rights of our stockholders (including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect to the stock), or these rights may be restricted. Holders of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of restricted stock (or a cash payment equal to the fair market value of the shares) at some future date. Restricted stock may not be transferred by the holder until the restrictions established by the Committee lapse. Upon termination of the holder’s employment during the restriction period, restricted stock and restricted stock units are forfeited, unless the Committee determines otherwise.

Performance Awards.    Performance awards will provide their holders the right to receive payments, in whole or in part, upon the achievement of goals established by the Committee during performance periods established by the Committee. A performance award granted under the Plan may be denominated or payable in cash, shares of Common Stock or restricted stock, other securities, other awards or other property.

Other Stock Based Awards.    The Committee also is authorized to grant other types of awards that are denominated or payable in or otherwise relate to our Common Stock. The Plan provides that the Committee will establish the terms and conditions of such awards.

Transferability.    In general, no award and no right under any award granted under the Plan will be transferable by its recipient otherwise than by will or by the laws of descent and distribution.

Withholding Obligations.    Under the Plan, the Committee may permit participants receiving or exercising awards to surrender previously owned shares of our Common Stock to satisfy federal, state or local withholding tax obligations.

Adjustments.    The Committee may make adjustments to awards under the Plan in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available if any corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate.

Term.    The Plan will terminate on April 9, 2012, and no awards may be made after that date. However, any award granted before April 9, 2012 may extend beyond that date.

Amendments.    The Board of Directors may amend or terminate the Plan at any time, provided that stockholder approval must be obtained if the amendment (a) would violate the rules or regulations of the New York Stock Exchange or any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to SUPERVALU; or (b) would cause us to be unable, under the Code, to grant ISOs under the Plan; or (c) would amend the exercise price of any option or SAR previously granted, except for any adjustment made to prevent dilution or enlargement of benefits in the event of a corporate transaction or similar event affecting the shares of Common Stock, as described above under “Adjustments”; or (d) would allow the exercise price of any option or the grant price of any SAR to be less than 100% of the fair market value of our Common Stock on the date such option or SAR is granted.

FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Plan.

Options and SARs.

The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an ISO generally will have no taxable income upon exercising the ISO (except that an alternative minimum tax and possibility a payroll tax liability may result and SUPERVALU will not be entitled to a tax deduction when an ISO is exercised). When a participant exercises a Nonqualified Stock Option, the optionholder must recognize ordinary income equal to the excess of the fair market value of the shares acquired over the exercise price, and we will be entitled to a tax deduction for the same amount. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any Common Stock received are taxable to the recipient as ordinary income and deductible by SUPERVALU. The tax consequence to an optionholder upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an ISO or by exercising a Nonqualified Stock Option or SAR. Generally, there will be no tax consequences to SUPERVALU in connection with the disposition of shares acquired under an option. However, we may be entitled to a tax deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods set forth in the Code have been satisfied.

Other Awards.    For other awards granted under the Plan that are payable in cash or shares of Common Stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the holder, and we will be entitled at that time to a tax deduction for the same amount, if and to the extent that amount satisfies general rules concerning deductibility of compensation. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for such shares of Common Stock by the holder, and we will be entitled at that time to a tax deduction for the same amount if and to the extent that amount is deductible.

Special Rules. Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our tax deduction, are determined as of the end of such period.

The Board of Directors recommends a vote “FOR” the proposal to adopt the SUPERVALU INC. 2002 STOCK PLAN.

PROPOSAL TO APPROVE THE SUPERVALU INC. LONG-TERM INCENTIVE PLAN (ITEM 4)

REASONS FOR APPROVAL.    On February 13, 2002, the Board of Directors approved the SUPERVALU INC. Long-Term Incentive Plan (the “Incentive Plan”), subject to approval by our stockholders. The Incentive Plan authorizes the award of shares of our Common Stock or units equivalent to shares, subject to such conditions and forfeiture provisions as may be established by the committee of the Board of Directors authorized to administer the Incentive Plan. The Board of Directors believes that awards of shares and stock units have been, and will continue to be, a very important factor in attracting and retaining experienced and talented employees who can contribute significantly to the management, growth and profitability of our business. Additionally, the Board of Directors believes that stock-based compensation aligns the interests of our managers with the interests of our stockholders. The availability of award of shares and stock units not only increases employees’ focus on the creation of stockholder value, but also enhances their loyalty to SUPERVALU and generally increases their motivation to contribute to our future success.

The Incentive Plan is being submitted for stockholder approval in order to permit certain compensation paid by SUPERVALU under the Incentive Plan to be tax-deductible to SUPERVALU. Under Section 162(m) of the Code, the allowable deduction for compensation paid or accrued with respect to each of the Chief Executive Officer and the executive officers named in the Summary Compensation Table on page      of this Proxy Statement is limited to $1,000,000 per fiscal year. Some types of compensation are exempted from this deduction limitation, including “qualified performance-based compensation,” as defined in Section 162(m) of the Code and related regulations.    The Incentive Plan is designed so that certain awards under the Plan can qualify as “qualified performance-based compensation” for purposes of Section 162(m). The availability of the Section 162(m) exemption for benefits that may be paid under the Incentive Plan for performance in fiscal 2003 is conditioned upon stockholder approval of the Incentive Plan.

SUMMARY OF THE INCENTIVE PLAN.    A copy of the Incentive Plan is attached as Exhibit B to this Proxy Statement. This discussion is only a summary. You should refer to the Plan for more complete information.

Maximum Number of Shares.    The maximum number of shares or stock units with respect to which awards may be granted under the Incentive Plan is 800,000 shares of our Common Stock. If any shares to which an award relates are forfeited, or if an award is otherwise terminated, then the number of shares with respect to such award, to the extent of any such forfeiture or termination, will again be available for grant under the Incentive Plan.

Purpose.    The purpose of the Incentive Plan is to attract and retain key employees and to stimulate the efforts of participants to contribute to the long-term success and progress of our business.

Administration.    The Incentive Plan is administered by the Executive Personnel and Compensation Committee, which determines the executives to be granted award opportunities. The Committee determines the awards to be made, including the amount of each award, the times when awards will be made, the period of time over which the awards are intended to be earned and all other terms and conditions of each award. The Committee may provide for the acceleration of awards granted under the Incentive Plan in the event of a change in control of SUPERVALU. The Committee may delegate its authority under the Incentive Plan to one or more officers of SUPERVALU or our affiliates, except that the Committee may not delegate its authority (a) to amend the Incentive Plan, (b) with respect to any performance-based awards, (c) with respect to granting awards to any directors or officers who are subject to Section 16 of the Exchange Act, or (d) in any manner that would not comply with Section 157 of the Delaware General Corporation Law.

Eligible Participants.    Awards may be granted only to a select group of management and key employees. As of April 1, 2002, approximately [50] persons were eligible to receive awards under the Incentive Plan. In determining which employees may participate in the Incentive Plan, the Committee may consider the nature of the services rendered by the employees, their present and potential contributions to SUPERVALU’s success, and other factors the Committee deems relevant.

Types Of Awards.    The Incentive Plan permits the grant of awards in the form of shares of our Common Stock, including restricted stock, and in the form of stock units. The Committee may provide that awards of shares may contain voting rights and may earn dividends.

The right to receive payment of such a performance-based award will be determined solely based upon the key employee attaining one or more pre-established, objective performance goals for a performance period selected by the Committee at the time of the award. The Committee may designate an award granted under the Incentive Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. An award will only be a qualified performance-based award if the Committee determines the participants and performance goals for a performance period no later than 90 days after the beginning of a performance period. For purposes of a qualified performance-based award, the performance goals may apply to the individual participant, an identifiable business unit of SUPERVALU, the company as a whole, or any combination thereof. The performance goals will be based solely on one or more of the following business criteria:

•	stock price;

•	market share;

•	sales;

•	earnings per share;

•	return ratios;

•	cumulative total return to stockholders;

•	consolidated pre-tax earnings;

•	net revenues;

•	net earnings;

•	operating income;

•	earnings before interest and taxes; and

•	cash flow.

Following the close of each performance period, the Committee must certify in writing as to the attainment of all factors upon which any payments to a participant for that performance period are to be based.

The maximum number of shares of our Common Stock (including restricted stock) that may be issued to any participant pursuant to any qualified performance-based award under the Incentive Plan in any calendar year is 100,000 shares.

Payment of awards, whether qualified performance-based compensation or not, may be made in cash, Common Stock (including restricted stock), stock units, other awards or combinations thereof, as the Committee may determine in its sole discretion.

Transferability; Awards Exercisable Only by Participant.    Except as otherwise determined by the Committee, no restricted stock or stock unit granted under the Incentive Plan, and no rights thereunder, will be transferable at any time during which a participant is required under the Incentive Plan to be employed by SUPERVALU or when the attainment of performance objectives has not been received. All awards granted under the Incentive Plan may be exercised during a participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s legal representatives.

Withholding Obligations.    Under the Incentive Plan, the Committee may permit participants receiving or exercising awards to surrender previously owned shares of our Common Stock to satisfy federal, state or local withholding tax obligations.

Adjustments.    The Committee may make adjustments to awards under the Incentive Plan in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available if any corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate.

Term.    The Incentive Plan will terminate on the last day of our fiscal year ending in 2008, and no awards may be made after that date. However, any award granted before this date may extend beyond fiscal 2008.

Amendments.    The Board of Directors may amend or terminate the Plan at any time, provided that stockholder approval must be obtained if the would cause any performance-based awards not to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code or that would violate the rules or regulations of any securities exchange that are applicable to SUPERVALU.

FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Incentive Plan.

With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (a) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (b) the amount (if any) paid for such shares of Common Stock by the holder, and we will be entitled at that time to a tax deduction for the same amount.

For other awards granted under the Incentive Plan that are payable in cash or shares of Common Stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (x) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (y) the amount (if any) paid for such shares of Common Stock by the holder, and we will be entitled at that time to a tax deduction for the same amount, if and to the extent that amount satisfies general rules concerning deductibility of compensation.

With respect to awards designated as performance-based awards, no taxable income should result for any participant at the time the performance criteria for a performance period are determined. Cash payments made to the participants after achievement of annual performance goals will be taxable to the participant as ordinary income. Subject to general tax law considerations concerning reasonable compensation, we will be entitled to a deduction for compensation paid under the Incentive Plan that qualifies as “performance-based compensation” within the meaning of Section 162(m) of the Code at the time a participant recognizes ordinary income and for the same amount recognized by the participant.

The Board of Directors recommends a vote “FOR” the proposal to adopt the SUPERVALU INC. 2002 LONG-TERM INCENTIVE PLAN.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of the following non-employee directors: Garnett L. Keith (Chairman), Susan E. Engel, Charles M. Lillis, Harriet Perlmutter and Steven S. Rogers. All of the members of the Audit Committee are independent for purposes of the New York Stock Exchange listing requirements. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of SUPERVALU’S independent accountants.

Management is responsible for SUPERVALU’S internal controls and the financial reporting process. SUPERVALU’S independent accountants are responsible for performing an independent audit of SUPERVALU’S consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on SUPERVALU’S consolidated financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee met and held discussions with management and KPMG LLP, SUPERVALU’S independent accountants. Management represented to the Audit Committee that SUPERVALU’S consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee reviewed and discussed the consolidated financial statements with management and KPMG. The Audit Committee discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

KPMG also provided to the Audit Committee the written disclosure required by Independence

Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG the accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and KPMG, and the Audit Committee’s review of the representation of management and the report of KPMG to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in SUPERVALU’S Annual Report on Form 10-K for the fiscal year ended February 23, 2002 filed with the Securities and Exchange Commission.

During fiscal 2002, KPMG provided various audit, audit-related and non-audit services to SUPERVALU as follows:

Audit Fees:    The aggregate fees billed for professional services rendered for the audit of SUPERVALU’S consolidated financial statements for fiscal 2002 and for reviews of the consolidated financial statements included in SUPERVALU’S quarterly reports on Forms 10-Q for fiscal 2002 were $753,000.

Financial Information Systems Design and Implementation Fees:    For fiscal 2002, KPMG did not render any services relating to the design and implementation of financial information systems.

All Other Fees:    The aggregate fees billed for all other services rendered, exclusive of the fees disclosed above relating to financial statement audit services, were $620,400, which includes: $229,750 for subsidiary audits, $246,485 for benefit plan audits, $49,445 for filings with the Securities and Exchange Commission and $94,720 for tax services.

The Committee also considered whether non-audit services provided by the independent accountants during fiscal 2002 were compatible with maintaining the independent accountants’ independence.

Respectfully submitted,

Garnett L. Keith, Chairman
Susan E. Engel
Charles M. Lillis
Harriet Perlmutter
Steven S. Rogers

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS (ITEM 5)

We are seeking the ratification by the stockholders of our appointment of KPMG LLP to audit the books and accounts of SUPERVALU and our subsidiaries for the fiscal year ending February 22, 2003. A representative of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement and to respond to questions.

The Board of Directors recommends a vote “FOR” the proposal to ratify the appointment of KPMG LLP as independent auditors.

OTHER INFORMATION

SUPERVALU Mailing Address

The mailing address of our principal executive offices is: SUPERVALU INC., P.O. Box 990, Minneapolis, Minnesota 55440.

Stockholder Proposals for the 2003 Annual Meeting

In accordance with rules of the Securities and Exchange Commission, all proposals of stockholders that are requested to be included in SUPERVALU’s Proxy Statement for the 2003 Annual Meeting must be received by the Corporate Secretary on or before                 .

In accordance with our ByLaws and rules of the Securities and Exchange Commission, any other stockholder proposals to be presented at the 2003 Annual Meeting must be given in writing to the Corporate Secretary and received at our principal executive offices of the Company no later than the close of business on              nor earlier than            . The proposal must contain specific information required by our Restated Bylaws, a copy of which may be obtained by writing to the Corporate Secretary at the mailing address above.

Director Nominations

In accordance with procedures set forth in our Bylaws, stockholders may propose nominees for election to the Board of Directors by timely written notice to the Corporate Secretary, no less than 60 days and no more than 90 days prior to the first anniversary date of the last annual meeting.

Expenses of Solicitation

This solicitation of proxies is being made by SUPERVALU and we will pay the cost of soliciting proxies. We arrange with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we reimburse them for their expenses in this regard. In addition to solicitation by mail, proxies may be solicited by our employees, by telephone or personally. No additional compensation will be paid for such employee solicitation. We also have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for an estimated fee of $10,000 plus out-of-pocket expenses.

Related Party Transactions, Compensation Committee Interlocks and Insider Participation

As indicated above, Edwin C. Gage (Chairman), Lawrence A. Del Santo, William A. Hodder, Richard L. Knowlton and Carole F. St. Mark served as members of the Executive Personnel and Compensation Committee during fiscal 2002.

The members of the Committee do not participate in any interlocking directorships. Mr. Gage and certain family members, as trustees for revocable trusts, are among the general partners of Carlson Real Estate Company, a limited partnership which leases us a retail supermarket in Shakopee, Minnesota, for a term ending in 2008, with options to renew. The annual rental is [$224,000, increasing to $232,000] in 2004, which we believe to be a fair market rental. The leased premises are subleased to an independent retail supermarket operator.

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities and Exchange Commission require our directors, executive officers and holders of more than 10% our Common Stock to file reports of stock ownership and changes in ownership. To the best of our knowledge, there were no late or inaccurate filings in fiscal 2002. However, an inadvertent late filing for fiscal 2000 was reported in fiscal 2002, on behalf of Mr. Knowlton, reporting the purchase of 3000 shares in December 1999. In making this statement, we have relied upon written representations of our directors and executive officers.

Householding

Only one copy of our Annual Report and Proxy Statement has been sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. This procedure is referred to as “householding.” In addition we have been notified that certain intermediaries (brokers or banks) will household proxy materials. We will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive a separate copy of the Annual Report and Proxy Statement, you may write to SUPERVALU INC., P.O. Box 990, Minneapolis, MN 55440, Attention: Corporate Secretary, or call (952) 828-4154. You can contact your broker or bank to make a similar request. Stockholders sharing an address who now receive multiple copies of our Annual Report and Proxy Statement may request delivery of a single copy by writing or calling us at the above address or by contacting your broker or bank, provided they have determined to household proxy materials.

Electronic Access of Annual Report and Proxy Statement

Our Notice of Annual Meeting and Proxy Statement and Annual Report are available on our Internet site at http://www.supervalu.com. Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, you can elect to access these documents on the Internet. Opting to receive your proxy materials on-line saves us the cost of producing and mailing bulky documents to your home or business.

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EXHIBIT A

SUPERVALU INC
2002 STOCK PLAN

Section 1.    Purpose.

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining key management personnel for the Company and its Affiliates as well as non-employee directors for the Company, capable of assuring the future success of the Company and its Affiliates; to offer such individuals incentives to put forth maximum efforts for the success of the Company’s business; and, to afford such individuals an opportunity to acquire a proprietary interest in the Company.

Section 2.    Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(e) “Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan. The Committee shall be comprised of not less than such number of directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(f) “Company” shall mean SUPERVALU INC., a Delaware corporation, and any successor corporation.

(g) “Eligible Person” shall mean any employee, officer, consultant or independent contractor providing services to the Company or any Affiliate, who the Committee determines to be an Eligible Person, or any director of the Company who is not an employee of the Company or an Affiliate.

(h) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the average of the opening and closing sale price of the Shares as reported on the New York Stock Exchange on such date or, if such Exchange is not open for trading on such date, on the day closest to such date when such Exchange is open for trading.

(i) “Incentive Stock Option” shall mean an option to purchase Shares that is granted under Section 6(a) of the Plan and intended to meet the requirements of Section 422 of the Code or any successor provision.

(j) “Non-Qualified Stock Option” shall mean an option to purchase Shares that is granted under Section 6(a) of the Plan and is not intended to be an Incentive Stock Option.

(k) “Option” shall mean an option to purchase Shares that is granted under Section 6(a) of the Plan as an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Restoration Options.

(l)    “Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.

(m) “Participant” shall mean an Eligible Person that is granted an Award under the Plan.

(n) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(o) “Person” shall mean any individual, corporation, partnership, association or trust.

(p) “Plan” shall mean this SUPERVALU INC. 2002 Stock Plan, as amended from time to time.

(q) “Restoration Option” shall mean any Option granted under Section 6(a)(iv) of the Plan.

(r) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(s) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(t) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(u) “Share” shall mean a share of the common stock of the Company, par value $1.00 per share, or such other security or property as may become subject to an Award pursuant to an adjustment made under Section 4(c) of the Plan.

(v) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.    Administration.

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Eligible Persons and Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the vesting or exercisability of Options, or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; provided however, that no suchamendment shall amend the exercise price of any Option or Stock Appreciation Rights previously granted, except for any adjustment made under Section 4(c) of the Plan, without the approval of the Company’s stockholders; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person or Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

(b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more directors or officers of the Company, or to a committee of directors or officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Securities Exchange Act of 1934, (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code or (iii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law.

(c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.    Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares that may be issued under all Awards under the Plan shall be 4,000,000. Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates or is settled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or settlement, shall again be available for granting Awards under the Plan. Any shares tendered in payment of the exercise price of an Option granted under the Plan or an option granted under any other stock plan of the Company shall be credited to the number of Shares available for grant under the Plan.

(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization,

stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d) Award Limitations Under the Plan. No Eligible Person, who is an employee of the Company at the time of grant, may be granted any Option, Stock Appreciation Right or Other Stock-Based Award (the value of which is based solely on an increase in the value of the Shares after the date of grant) for more than 500,000 Shares (subject to adjustment as provided for in Section 4(c)), taking into account all such awards granted by the Company pursuant to any of its stock compensation plans, in any calendar year period beginning with the period commencing January 1, 2002. The foregoing annual limitation specifically includes the grant of any Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 5.    Eligibility.

Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards.

(a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option and shall not be adjusted thereafter except as provided for in Section 4(c) of the Plan.

(ii)	Option Term. The term of each Option shall be fixed by the Committee.

(iii)
Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)
Restoration Options. The Committee may grant Restoration Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of law, the Participant would be granted a new Option when the payment of the exercise price of the option to which such Restoration Option relates is made by the delivery of Shares pursuant to the relevant provisions of the plan or agreement relating to such option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Restoration Option relates, (B) the number of Shares, if any, tendered or withheld as payment of the amount required to be withheld under applicable tax laws in connection with the exercise of the option to which such Restoration Option relates, and (C) the number of previously owned Shares, if any, tendered as payment for additional tax obligations of the Participant in connection with the exercise of the option to which such Restoration Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Restoration Options may be granted with respect to options previously granted under the Plan or any other stock option plan of the Company, and may be granted in connection with any option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Restoration Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Restoration Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Restoration Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)
Stock Certificates. Any Restricted Stock granted under the Plan shall, at the option of the Company, be evidenced by book entry Shares held in the Participant’s name on the records of the Company’s transfer agent or by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such book entry Shares or certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

(iii)
Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

(d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof) as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(f)    General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

(iv)
Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Non-Qualified Stock Options or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as otherwise provided in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option pursuant to terms determined by the Committee) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)	Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

(vi)
Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders or other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on the certificates for such shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.    Amendment and Termination; Adjustments.

(a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)	would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

(ii)	would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan; or

(iii)	would amend the exercise price of any Option or Stock Appreciation Rights previously granted, except for any adjustment made under Section 4(c) of the Plan; or

(iv)
would allow exercise price of any Option or the grant price of any Stock Appreciation Right to be less than 100% of the Fair Market Value one Share on the date such Option or Stock Appreciation Right is granted.

(b) Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, in any manner that adversely affects any Award, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided or in an Award Agreement.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.    Income Tax Withholding and Payment.

In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. In addition to the amounts required to be withheld to pay applicable taxes, subject to such terms and conditions as the Committee shall determine in its sole and absolute discretion, the Committee may permit the Participant to elect to deliver to the Company Shares (other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award) with a Fair Market Value equal to the amount of such additional federal and/or state income taxes imposed on the Participant in connection with the exercise of the Award. All elections, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.    General Provisions.

(a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and returned to the Company executed by the Participant.

(c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Delaware.

(f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.    Effective Date of the Plan.

The Plan shall be effective as of April 10, 2002, subject to approval by the stockholders of the Company within one year thereafter.

Section 11.    Term of the Plan.

Unless the Plan shall have been discontinued or terminated as provided in Section 7(a), the Plan shall terminate on April 9, 2012. No Award shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

EXHIBIT B

SUPERVALU INC.
LONG-TERM INCENTIVE PLAN

SECTION I.    ESTABLISHMENT

On February 13, 2002, the Board of Directors of SUPERVALU INC. (the “Company”), upon recommendation by the Executive Personnel and Compensation Committee (the “Committee”), approved an incentive plan for executives as described herein, which plan shall be known as the “SUPERVALU INC. Long-Term Incentive Plan” (the “Plan”). The Plan shall be submitted for approval by the stockholders of the Company at the 2002 Annual Meeting of Stockholders. The Plan shall be effective as of February 13, 2002, subject to its approval by the stockholders of the Company, and no shares shall be issued pursuant to the Plan until after the Plan has been approved by the stockholders of the Company.

SECTION II.    PURPOSE

The purpose of the Plan is to advance the interests of the Company and its stockholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and progress of the business. The Plan is further intended to provide such employees with an opportunity to increase their ownership of the Company’s common stock with the increased personal interest in the long-term success of the business that such stock ownership can produce.

SECTION III.    ADMINISTRATION

3.1 Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of members appointed from time to time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation (“Rule 16b-3”). All members of the Committee shall be members of the Board of Directors of the Company who are “Non-Employee Directors” within the meaning of Rule 16b-3. To the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (such statute, as it may be amended from time to time and all proposed, temporary or final Treasury Regulations promulgated thereunder shall be referred to as the “Code”), the Committee administering the Plan shall be composed solely of “outside directors” within the meaning of Section 162(m) of the Code.

3.2 Power and Authority of the Committee. The Committee shall have full power and authority, subject to all the applicable provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to, or Award (as defined below in Section 4.2) made under, the Plan, and (c) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Committee pursuant to the Plan or any instrument or agreement relating to, or Award made under, the Plan shall be (x) within the sole discretion of the Committee, (y) may be made at any time and (z) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, holders of Awards, and their legal representatives and beneficiaries, and employees of the Company or of any “Affiliate” of the Company. For purposes of the Plan and any instrument or agreement relating to, or Award made under, the Plan, the term “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and any entity in which the Company has a significant equity interest, in each case as determined by the Committee in its sole discretion.

3.3 Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its power (i) to amend the Plan as provided in Section XI hereof (ii) with respect to any Performance Based Awards pursuant to Section 6.7 of the Plan, (iii) to make determinations regarding officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, and (iv) in such a manner as would contravene Section 157 of the Delaware General Corporation Law.

SECTION IV.    ELIGIBILITY AND PARTICIPATION

4.1 Eligibility. The Plan is unfunded and is maintained by the Company for a select group of management or highly compensated employees. In order to be eligible to participate in the Plan, an employee of the Company or of its Affiliates must be selected by the Committee. In determining the employees who will participate in the Plan, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant. A director of the Company or of an Affiliate who is not also an employee of the Company or an Affiliate shall not be eligible to participate in the Plan.

4.2 Participation. The Committee shall determine the employees to be granted an award opportunity (the “Award”), the amount of each Award, the time or times when Awards will be made, the period of time over which such Awards are intended to be earned, and all other terms and conditions of each Award. The provisions of the Awards need not be the same with respect to any recipient of an Award (the “Participant”) or with respect to different Participants. The Committee’s decision to approve an Award to an employee in any year shall not require the Committee to approve a similar Award or any Award at all to that employee or any other employee or person at any future date. The Company and the Committee shall not have any obligation for uniformity of treatment of any person, including, but not limited to, Participants and their legal representatives and beneficiaries and employees of the Company or of any Affiliate of the Company.

4.3 Award Agreement. Any employee selected for participation by the Committee shall, as a condition of participation, execute and return to the Committee a written agreement setting forth the terms and conditions of the Award (the “Award Agreement”). A separate Award Agreement will be entered into between the Company and each Participant for each Award.

4.4 Employment. In the absence of any specific agreement to the contrary, no Award to a Participant under the Plan shall affect any right of the Company, or of any Affiliate of the Company, to terminate, with or without cause, the Participant’s employment at any time.

SECTION V.    SHARES SUBJECT TO THE PLAN

5.1 Shares Subject to Plan. Subject to adjustment as provided in Section 5.3 hereof, the maximum number of shares or units equivalent to shares with respect to which Awards may be granted under the Plan shall not exceed in the aggregate 800,000 shares (the “Shares”) of the Company’s common stock, par value $1.00 per Share (the “Common Stock”). The payment of cash dividends or dividend equivalents in conjunction with an Award shall not be counted against the Shares available for grant. Shares to be issued pursuant to the Plan shall be made available from treasury, from authorized but unissued shares of Common Stock, or from shares reacquired by the Company, including shares purchased in the open market. For purposes of this Section V, the maximum number of Shares to which an Award relates shall be counted on the date such Award was made against the aggregate number of Shares available for grant under the Plan.

5.2 Reacquired Shares. If any Shares to which an Award relates are forfeited, or if an Award is otherwise canceled or terminated or expires without delivery of the maximum number of Shares (or cash for the maximum number of Shares) to which such Award relates, then the number of Shares with respect to such Award, to the extent of any such forfeiture, cancellation, termination or expiration, shall again be available for grant under the Plan.

5.3 Adjustments Upon Changes In Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, combination, split-up, spin-off, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may make such adjustments, if any, as it may deem appropriate in the aggregate number of and class of Shares (or other securities or other property) issuable pursuant to Section 5.1 and pursuant to any outstanding Award under the Plan. The Committee’s determination of such adjustments shall be final, binding and conclusive.

SECTION VI. AWARDS

6.1 General. The Committee shall determine the Award or Awards to be made to each Participant, and each Award shall be subject to the terms and conditions of the Plan and the applicable Award Agreement. An Award may be made in the form of Shares or in the form of units equivalent to Shares (the “Stock Units”). Awards may be granted singly or in combination, or in addition to, in tandem with or in substitution for any grants or rights under any employee or compensation plan of the Company or of any Affiliate. All or part of an Award may be subject to conditions and forfeiture provisions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continuous service with the Company or an Affiliate, achievement of specific business objectives, and other measurement of individual, business unit or Company performance.

6.2 Award of Shares. If an Award is granted in the form of Shares, such Award shall, at the option of the Company, be evidenced by book entry Shares held in the Participant’s name on the records of the Company’s transfer agent or by the issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such book entry Shares or certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award to indicate restriction on transferability (“Restricted Stock”) until the Participant has met designated performance and/or length of employment requirements, if any, and the determination of the number of Shares, if any, that are to be forfeited pursuant to the terms of the Award is made. Until such time as all restrictions are removed, Restricted Stock shall not be transferable.

6.3 Award of Stock Units. If an Award is granted in the form of Stock Units, no certificates shall be issued with respect to such Stock Units, but the Company shall maintain a bookkeeping account in the name of the Participant to which the Stock Units shall relate. Each Stock Unit shall represent the right to receive a payment of one Share, or cash of equivalent value to the “fair market value” of the Company’s Common Stock at the time payment is made, or a continuing Stock Unit, or other Awards, or a combination thereof, with such restrictions and conditions as the Committee may determine in its sole discretion, including, but not limited to, the restriction of such Shares as Restricted Stock. For purposes of the Plan, “fair market value” shall be determined by such methods or procedures as may be established from time to time by the Committee in its sole discretion.

6.4 Voting Rights, Dividends and Dividend Equivalents. The Committee, in its sole discretion, may provide that Awards of Shares may contain voting rights and may earn dividends and that any Award may earn dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Participant. Any crediting of dividend or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish in its sole discretion, including reinvestment in additional Shares or Share equivalents.

6.5 Payment of Awards. Payment of Awards may be made at such times, with such restrictions and conditions, and in such forms (cash, stock, including Restricted Stock, Stock Units, other Awards, or combinations thereof) as the Committee in its sole discretion may determine at the time of grant of the Awards.

6.6 Securities Matters. No Shares shall be issued under the Plan prior to such time as counsel to the Company shall have determined that the issuance and delivery of such Shares will not violate any federal or state securities or other laws. Participants may be required by the Company, as a condition to the grant of an Award or the issuance of Shares under the Plan, to agree in writing that all Shares to be acquired pursuant to the Plan shall be held for his or her own account without a view to any further distribution thereof, that the certificates for the Shares shall bear an appropriate legend to that effect, and that such Shares will not be transferred or disposed of except in compliance with applicable federal and state laws. The Company may, in its sole discretion, defer the effectiveness of any Award or the payment of any Award under the Plan in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any Shares to be issued under the Plan or to effect similar compliance under any state law. If Shares are traded on a securities exchange, the Company shall not be required to deliver to the Participant certificates representing any Shares unless and until such Shares have been admitted for trading on such securities exchange.

6.7 Qualified Performance-Based Compensation. From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (hereinafter referred to as a “Performance-Based Award(s)”). Notwithstanding any other provision of the Plan to the contrary, the following additional requirements shall apply to all Performance-Based Awards made to any Participant under the Plan:

(a) Any Performance Based Award shall be null and void and have no effect whatsoever unless the Plan shall be approved by the stockholders of the Company at the 2002 Annual Meeting of stockholders.

(b) For purposes of Section 162(m) of the Code, the only employees eligible to receive Performance-Based Awards shall be the employee’s identified in Section 4.1 hereof.

(c) The right to obtain Restricted Stock or the right to have a Stock Unit become payable in any fashion pursuant to a Performance-Based Award shall be determined solely on account of the attainment of one or more preestablished, objective performance goals for a performance period selected by the Committee at the time of the grant of the Performance-Based Award. Such goals shall be based solely on one or more of the following business criteria, which may apply to the individual in question, an identifiable business unit or the Company as a whole: stock price, market share, sales, earnings per share, return ratios, cumulative total return to shareholders, consolidated pre-tax earnings, net revenues, net earnings, operating income, earnings before interest and taxes, and cash flow, for the applicable performance period based on absolute Company or business unit performance and/or performance as compared to a pre-selected peer group of companies or external financial index and subject to such other special rules and conditions as the Committee may establish at any time ending on or before the 90th day of the applicable performance period. The foregoing shall constitute the sole business criteria upon which the performance goals under this Plan shall be based.

(d) The maximum number of Shares, whether or not in the form of Restricted Stock, which may be issued to any Participant pursuant to any Performance-Based Award in any calendar year period beginning with the period commencing January 1, 2002, shall not exceed 100,000 shares (subject to adjustment as provided for in Section 5.3).

(e) Not later than 90 days after the beginning of each performance period selected by the Committee for a Performance-Based Award, the Committee shall:

(i)	designate all Participants for such performance period; and

(ii)	establish the objective performance factors for each Participant for that performance period on the basis of one or more of the business criteria set forth herein.

(f) Following the close of each performance period and prior to payment of any amount to any Participant under a Performance-Based Award, the Committee must certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(g) Each of the foregoing provisions and all of the other terms and conditions of the Plan as it applies to any Performance-Based Award shall be interpreted in such a fashion so as to qualify all compensation paid thereunder as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

SECTION VII.    TERMINATION OF EMPLOYMENT

Each Award Agreement shall include provisions governing the disposition of an Award in the event of the retirement, disability, death or other termination of a Participant’s employment with the Company or an Affiliate.

SECTION VIII.    CHANGE IN CONTROL

Notwithstanding any other provision in the Plan to the contrary, at the time of the grant of an Award, the Committee may determine to include provisions in such Award providing that upon the occurrence of a “Change in Control,” (i) all outstanding Awards (including Restricted Stock and Stock Units) shall immediately become fully vested (which, in the case of any Award which is subject to the achievement of designated performance objectives during a designated performance period, shall mean vested as if all such performance objectives had been achieved at the 100% award level at the end of such performance period) and (ii) all restrictions, conditions and limitations on all Awards (including Restricted Stock and Stock Units) which are outstanding at the time of such “Change in Control” or become outstanding by virtue of the operation of clause (i) hereof shall immediately lapse, provided that the provisions of clauses (i) and (ii) may be subject to such restrictions, conditions and limitations as the Committee may determine at the time of grant of the Award as set forth in the Award Agreement relating thereto.

For purposes of the Plan, “Change in Control” shall mean any of the following events:

1. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection 1, the following acquisitions shall not constitute a Change in Control; (A) any acquisition directly from the Company or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

2. The consummation of any merger or other business combination of the Company, sale or lease of the Company’s assets or combination of the foregoing transactions (the “Transactions”) other than a Transaction immediately following which the shareholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 60% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Company’s assets; or (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

3. Within any 24 month period, the persons who were directors immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board of Directors of the Company or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors of the Company by, or on the recommendation of or with the approval of, at least three-fourths of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change in Control or engage in a proxy or other control contest); or

4. Such other event or transaction as the Board of Directors of the Company shall determine constitutes a Change in Control.

SECTION IX.    NON-TRANSFERABILITY

Except as otherwise determined by the Committee or set forth in the applicable Award Agreement, no Restricted Stock or Stock Unit, and no right under such Restricted Stock or Stock Unit, shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the time in which the requirement of continued employment or attainment of performance objectives has not been achieved. Each right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s legal representatives.

SECTION X.    TAXES

In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Company may take such action, and may require a Participant to take such action, as it deems appropriate to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or part of the federal and state taxes to be withheld or collected upon receipt or payment of (or the lapse of restrictions relating to) an Award, the Committee, in its sole discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon receipt or payment of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes or (b) delivering to the Company shares of Common Stock other than the shares issuable upon receipt or payment of (or the lapse of restrictions relating to) such Award with a fair market value equal to the amount of such taxes.

SECTION XI.    AMENDMENT AND TERMINATION

11.1 Term of Plan. Unless the Plan shall have been discontinued or terminated as provided in Section 11.2 hereof, the Plan shall terminate on the last day of the Company’s fiscal year ending in 2008. No Awards may be granted after such termination, but termination of the Plan shall not alter or impair any rights or obligations under any Award theretofore granted, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided in the Plan or the Award Agreement.

11.2 Amendments to Plan. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(a) would cause Performance-Based Awards not to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code; or

(b) would violate the rules or regulations of any securities exchange that are applicable to the Company.

11.3 Amendments to Awards. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or an Award Agreement, the Committee may waive any condition of, or rights of the Company under, any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, in any manner that adversely affects any Award, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided in the Plan or the Award Agreement.

11.4 Correction of Defects, Omissions and Inconsistencies. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or an Award Agreement, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION XII.    MISCELLANEOUS

12.1 Governing Law. The Plan and any Award Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts, of the State of Delaware.

12.2 Severability. If any provision of the Plan, any Award or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan, any Award or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, the Award or the Award Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan, any such Award or any such Award Agreement shall remain in full force and effect.

12.3 No Trust or Fund Created. Neither the Plan nor any Award or Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or of any Affiliate.

12.4 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Printed with soy based inks on recycled paper containing at least 10% fibers from paper recycled by consumers.

Notice of Annual Meeting of Stockholders
to be Held Thursday, May 30, 2002

The Annual Meeting of Stockholders of SUPERVALU INC. will be held on Thursday, May 30, 2002, at 10:30 a.m., local time, at Save-A-Lot, Ltd., 100 Corporate Office Drive, Earth City, Missouri 63045 for the following purposes:

1)	to elect three directors;

2)	to vote on an amendment to SUPERVALU’s Restated Certificate of Incorporation increasing the authorized Common Stock of SUPERVALU from 200 million shares to 400 million shares;

3)	to vote on approval of the SUPERVALU INC. 2002 Stock Plan;

4)	to vote on approval of the SUPERVALU INC. Long-Term Incentive Plan;

5) to	ratify the appointment of KPMG LLP as independent auditors; and

6)	to transact such other business as may properly come before the meeting.

Record Date

The Board of Directors has fixed the close of business on April 1, 2002, as the record date for the purpose of determining stockholders who are entitled to notice of and to vote at the meeting. Holders of SUPERVALU Common Stock and Preferred Stock are entitled to one vote for each share held of record on the record date.

IMPORTANT: We hope you will be able to attend the meeting in person and you are cordially invited to attend. If you expect to attend the meeting, please check the appropriate box on the proxy card when you return your proxy or follow the instructions on your proxy card to vote and confirm your attendance by telephone or Internet. Please note that the meeting will not be held in Minneapolis, Minnesota this year. The meeting will be held in St. Louis, Missouri, where the principal offices of Save-A-Lot, Ltd. are located. Directions to Save-A-Lot, Ltd. are included on your proxy card. If you need special assistance because of a disability, please contact John P. Breedlove, Corporate Secretary, at P.O. Box 990, Minneapolis, Minnesota 55440, telephone (952) 828-4154.

BY ORDER OF THE BOARD OF DIRECTORS
John P. Breedlove Corporate Secretary

April     , 2002

PLEASE SEE THE REVERSE SIDE OF THIS NOTICE FOR IMPORTANT INFORMATION REGARDING THE DELIVERY OF SUPERVALU INC.’S 2002 ANNUAL REPORT AND PROXY STATEMENT TO CERTAIN STOCKHOLDERS ELECTRONICALLY AND TO HOUSEHOLDED ACCOUNTS, AND FOR VOTING INSTRUCTIONS.

DEAR SUPERVALU STOCKHOLDER:

Enclosed is a proxy card with voting instructions for the 2002 Annual Meeting of Stockholders. If you are a registered stockholder who has consented to electronic delivery of our proxy materials or an employee owning shares through one of our benefit plans, please follow the instructions set forth below to access the Annual Report and Proxy Statement electronically. You may print or download a copy of these materials to save if desired. If you are a stockholder sharing the same address and last name as other stockholders, please see the information below under the caption “Householding.”

Electronic Access to Annual Report and Proxy Statement:

•
Registered stockholders: Thank you for consenting to access our Annual Report and Proxy Statement over the Internet instead of receiving paper copies in the mail. Beginning today you may access the Annual Report and Proxy Statement on the SUPERVALU website at http://www.supervalu.com under “Financial Information”.

•
Employee stockholders with Lotus Notes: If you own SUPERVALU Common Stock through an employee benefit plan and have access to Lotus Notes, beginning today you may access the Annual Report and Proxy Statement on the SUPERVALU Bulletin Board under “Company Information”. Please open the e-mail sent to all Lotus Notes Users and click on the link to the Bulletin Board. Follow the instructions on the Bulletin Board to open the Annual Report or Proxy Statement. If you have Internet access you may also access the Annual Report and Proxy Statement on the SUPERVALU website at http://www.supervalu.com under “Financial Information”.

Householding:

If you share the same address and last name as other SUPERVALU stockholders, only one copy of the Annual Report and Proxy Statement has been mailed to your address. Proxy cards for each SUPERVALU stockholder residing at your address have been mailed under separate cover unless one or more of such stockholders have objected to Householding. Enclosed is a proxy card and voting instructions. Please contact the Corporate Secretary’s Office at the address below if you have not received all of the proxy cards for your household by May 15, 2002.

Voting Instructions:

Please review the Annual Report and Proxy Statement carefully before voting on the matters set forth in the Notice of Annual Meeting. You may vote by mail, telephone or Internet. Please follow the instructions on the proxy card. Stockholders are responsible for usage charges from Internet service providers and telephone companies.

Paper Copies:

You may request paper copies of the Annual Report or Proxy Statement by contacting us as follows:

SUPERVALU INC.
P.O. Box 990
Minneapolis, Minnesota 55440
Attention: Office of the Corporate Secretary
Telephone: (952) 828-4381
E-mail: carol.dvorak@supervalu.com

Please include your full name and address with any correspondence.

YOUR VOTE IS IMPORTANT!
PLEASE TAKE A MOMENT TO REVIEW THE PROXY MATERIALS
AND VOTE YOUR SHARES AS SOON AS POSSIBLE

SUPERVALU INC.
May 30, 2002 Annual Meeting of Stockholders

SAVE-A-LOT, LTD.
100 Corporate Office Drive
Earth City, Missouri 63045

The Annual Meeting will begin at 10:30 a.m., local time, at the offices of Save-A-Lot, Ltd.,
100 Corporate Office Drive, Earth City, Missouri 63045.

SUPERVALU INC.
MAY 30, 2002 ANNUAL MEETING OF STOCKHOLDERS

This Proxy is solicited on behalf of the Board of Directors of the Company.

As the stockholder(s) named on this card, you hereby appoint Michael W. Wright and John P. Breedlove, and each of them, as your proxy, with power of substitution, to vote your shares of SUPERVALU common stock at the Annual Meeting as directed below. These proxies may also vote, in their discretion, upon all other matters that may properly come before the Annual Meeting, or any adjournment or adjournments thereof. Your shares will be voted as if you were personally present at the Annual Meeting. All former proxies are revoked. If not otherwise specified, your shares will be voted as recommended by the Directors.

•	Voting Instructions. You may vote by mail, telephone or Internet. Please follow the instructions on the reverse side of this card.

•
SUPERVALU Employees.    If you are a current or former employee of SUPERVALU and own shares of SUPERVALU common stock through a SUPERVALU employee benefit plan, your share ownership as of April 1, 2002 is shown on this card. Your vote will provide voting instructions to the trustees of the plans. If no instructions are given, the trustees will vote your shares pursuant to the terms of the plans.

•
Householding.    If you share the same address and last name as other SUPERVALU stockholders, only one copy of SUPERVALU’s Annual Report and Proxy Statement has been mailed to your address. Proxy cards for each SUPERVALU stockholder residing at your address have been mailed under separate cover.

Please mark this Proxy as indicated on the reverse side to vote on any item.

(Continued and to be signed on other side.)

THERE ARE THREE WAYS TO VOTE YOUR PROXY	COMPANY #
CONTROL #

Please follow the instructions below.

We encourage you to take advantage of these convenient ways to vote your shares of SUPERVALU common stock for matters to be considered at SUPERVALU’s 2002 Annual Meeting of Stockholders. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, dated, signed and returned your proxy card.

1)    VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
•	You will be prompted to enter the 3-digit Company Number and 7-digit Control Number located above.
•	Follow the simple instructions the Voice provides you.
•	Please DO NOT hang up until you have been prompted and replied regarding your attendance at the Annual Meeting.

2)    VOTE BY INTERNET — http://www.eproxy.com/svu/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week.
•	You will be prompted to enter the 3-digit Company Number and 7-digit Control Number located above to obtain your records and create an electronic ballot.
•	If you choose to vote by internet, please indicate that you will attend when prompted.

Please note that in addition to voting, you may consent to access future copies of the Annual Report and Proxy Statement via the Internet by going to the website http://www.econsent.com/svu/ and following the prompts.

3)    VOTE BY MAIL

•	Mark, sign and date your proxy card, and return it in the postage-paid envelope provided or mail it to SUPERVALU INC., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

NOTE: THE DEADLINE FOR ELECTRONIC VOTING BY TELEPHONE OR INTERNET IS 11:59 P.M. (CDT),TUESDAY, MAY 28, 2002.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK YOUR PROXY CARD.
THANK YOU FOR VOTING

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Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5

ITEM 1.    ELECTION OF DIRECTORS:

01 Edwin C. Gage	02 Garnett L. Keith, Jr.	☐ Vote FOR	☐ Vote WITHHELD
03 Richard L. Knowlton		all nominees	from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

ITEM 2.	AMENDMENT TO THE SUPERVALU INC. CERTIFICATE OF INCORPORATION	☐ For	☐ Against	☐ Abstain

ITEM 3.	APPROVAL OF THE SUPERVALU INC. 2002 STOCK PLAN	☐ For	☐ Against	☐ Abstain

ITEM 4.	APPROVAL OF THE SUPERVALU INC. LONG-TERM INCENTIVE PLAN	☐ For	☐ Against	☐ Abstain

ITEM 5.	APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS	☐ For	☐ Against	☐ Abstain

THIS PROXY, WHEN PROPERLY EXECUTED,WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. IF YOU VOTE BY TELEPHONE OR INTERNET AS INSTRUCTED ABOVE, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

Address Change? Mark Box ☐	I plan to attend meeting.
Indicate changes below:	If you check this box an admission ticket will be sent to you.	☐

Date

Signature(s) in Box
Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

SUPERVALU INC.
MAY 30, 2002 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of the Company.

The stockholder(s) named on this card hereby appoint Michael W. Wright and John P. Breedlove, and each of them, as their proxy, with power of substitution to vote the shares of SUPERVALU Common Stock at the Annual Meeting as directed below. The proxies may also vote, in their discretion, upon all other matters that may properly come before the Meeting, or any adjournment or adjournments thereof. The shares will be voted as if the stockholder(s) were personally present at the meeting. All former proxies are revoked. If not otherwise specified, shares will be voted as recommended by the Directors.

Please mark this proxy as indicated on the reverse side to vote on any item.

(Continued and to be signed on other side.)

ê  Please detach here  ê

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5

1. ELECTION OF DIRECTORS:	01 Edwin C. Gage	02 Garnett L. Keith, Jr.	☐ Vote FOR ☐ Vote WITHHELD
	03 Richard L. Knowlton		all nominees from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

	2. AMENDMENT TO THE SUPERVALU INC. CERTIFICATE OF INCORPORATION		☐ For	☐ Against	☐ Abstain

	3. APPROVAL OF THE SUPERVALU INC. 2002 STOCK PLAN		☐ For	☐ Against	☐ Abstain

	4. APPROVAL OF THE SUPERVALU INC. LONG-TERM INCENTIVE PLAN		☐ For	☐ Against	☐ Abstain

	5. APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS		☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box ☐ Indicate changes below:
Date

Signature(s) in Box NOTE: Please date and sign exactly as name appears, indicating, if appropriate, official position or capacity. If co-owners, both should sign.